UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
TARGET CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
2025 Proxy Statement &
Notice of Annual Meeting
of Shareholders
Wednesday, June 11, 2025 at 12:00 p.m. Central Daylight Time
Online at virtualshareholdermeeting.com/TGT2025

2	TARGET CORPORATION 2025 Proxy Statement
Notice of meeting and proxy
summary
This Meeting Notice & Proxy Summary highlights information described in other parts of this 2025 Proxy Statement and does not contain all information you should consider in voting. Please read the entire 2025 Proxy Statement carefully before voting.
For the meaning of capitalized terms or acronyms used in the 2025 Proxy Statement, please see Appendix A “Commonly used or defined terms” beginning on page 81.
To our shareholders,
You are invited to attend Target Corporation’s 2025 Annual Meeting to be held as follows:

Date and Time Wednesday, June 11, 2025 12:00 p.m. Central Daylight Time	Place virtualshareholdermeeting.com/TGT2025	Record Date April 14, 2025
Items of business

Item	Board’s Recommendation
Election of 12 directors (page 17)	FOR each Director Nominee
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (page 67)	FOR
Advisory approval of executive compensation (Say on Pay) (page 70)	FOR
Shareholder proposal, if properly presented at the meeting (page 71)	AGAINST
In addition, at the 2025 Annual Meeting we will conduct any other business that may properly come before the meeting. See
Question 11 of the “Questions and answers about the 2025 Annual Meeting” beginning on page 74 for more information. Following the formal business of the 2025 Annual Meeting, our Chair & Chief Executive Officer will provide prepared remarks, followed by a question and answer session.
Proxy solicitation
The Board is soliciting proxies for the 2025 Annual Meeting and any adjournment or postponement of the 2025 Annual Meeting.
Any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting.

TARGET CORPORATION 2025 Proxy Statement	3
Notice of meeting and proxy summary
Voting
You may vote if you held shares of Target common stock as of the record date (April 14, 2025). You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions. We urge you to read the
2025 Proxy Statement carefully and to vote in accordance with the recommendations of the Board.
Advance voting
If voting in advance of the 2025 Annual Meeting, you may do so as follows:

Method(1)	Internet	Telephone	Mail
Instruction
•Go to the website identified on
the enclosed proxy card, VIF, or
Internet Availability Notice.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the instructions on the
website.

•Call the toll-free number
identified on the enclosed proxy
card or VIF or, after viewing the
proxy materials on the website
provided in your Internet
Availability Notice, call the toll-
free number for telephone voting
identified on the website.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the recorded instructions.

•Mark your selections on the
enclosed proxy card or VIF.
•Date and sign your name exactly
as it appears on the proxy card
or VIF.
•Promptly return the proxy card
or VIF in the enclosed postage-
paid envelope so the proxy card
or VIF is received before the
deadline.

Deadline	•Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 10, 2025. •Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 9, 2025.
(1)Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a Beneficial
Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting www.proxyvote.com, dialing
1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.
Attending and voting at the 2025 Annual Meeting
To attend, vote, and submit questions during the 2025 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2025 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2025 Annual
Meeting, and may not be voted by a participant at the 2025 Annual Meeting.
Important: to attend the 2025 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or
Internet Availability Notice, as applicable.
Questions and answers about the 2025 Annual Meeting
We encourage you to review the “Questions and answers about the 2025 Annual Meeting” beginning on page 74 for answers to common questions about the meeting, proxy materials, voting, and other related topics.
Thank you for your continued support.
Sincerely,

Amy Tu

Corporate Secretary	Approximate Date of Mailing of Proxy Materials or Internet Availability Notice: April 28, 2025
 Your vote is important. Thank you for voting.

4	TARGET CORPORATION 2025 Proxy Statement

TARGET CORPORATION 2025 Proxy Statement	5

General information about
corporate governance and the
Board
Corporate governance highlights
Our core corporate governance practices are listed in the following table. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through shareholder outreach, current literature, and corporate governance organizations.

Practice	Description	Page(s)
Accountability to shareholders
Board evaluations and refreshment
The Board regularly evaluates its performance in a variety of ways. Those evaluations, changes in business strategy and operations, and anticipated director retirements are considered by the Governance & Sustainability Committee in determining desired skills for future Board members to supplement the general Board membership criteria in our
Corporate Governance Guidelines.
		18-21
Annual elections	All directors are elected annually, which reinforces our Board’s accountability to shareholders.	17
Majority voting standard	Our Articles of Incorporation require a “majority voting” standard in uncontested director elections—each director must receive more votes “For” their election than votes “Against” in order to be elected.	17
Director resignation policy	An incumbent director that does not meet the majority voting standard must promptly offer to resign. The Governance & Sustainability Committee will make a recommendation and the Board must act on the offer within 90 days and publicly disclose its decision and rationale.	17
Proxy access	Any shareholder or group of up to 20 shareholders owning 3% or more of Target common stock continuously for at least the previous three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.	78
No poison pill	We do not have a poison pill.
10% special meeting threshold	Shareholders owning 10% or more of Target’s outstanding stock have the right to call a special meeting of shareholders.
Shareholder voting rights are proportionate to economic interests
Single voting class	Target common stock is the only class of voting shares outstanding.	74
One share, one vote	Each share of Target common stock is entitled to one vote.	74
Responsiveness to shareholders
Strong shareholder engagement program	We regularly engage with our shareholders, both large and small, on a variety of topics related to our business. As part of its shareholder engagement process, the Board seeks to understand the reasons for, and respond to, significant shareholder opposition to management proposals, as applicable.	16
Responses to shareholder proposals	The Board responds to shareholder proposals that receive significant support by either making the proposed changes or explaining why the actions were not taken through the shareholder engagement process, proxy statement disclosure, or other means.	71
Availability of independent directors	Target’s Lead Independent Director is expected to be available for shareholder engagement, as appropriate.	8, 16

6	TARGET CORPORATION 2025 Proxy Statement
General information about corporate governance and the Board

Practice	Description	Page(s)
Strong, independent leadership
Independence	A majority of our directors must be independent. Currently, all of our directors other than our CEO are independent, and all of our Committees consist exclusively of independent directors.	10, 15
Lead Independent Director	Whenever our Chair of the Board is not independent, our Bylaws and Corporate Governance Guidelines require a Lead Independent Director position with robust responsibilities to provide independent oversight of our CEO and Leadership Team.	8
Annual elections for Lead Independent Director and Chair	Both the Lead Independent Director and the Chair of the Board are elected annually by the independent directors, which ensures that the leadership structure is reviewed at least annually.	8
Committee membership and leadership rotations
The Governance & Sustainability Committee reviews and recommends Committee membership. The Board appoints members of its Committees annually, rotates
Committee assignments periodically, and seeks to rotate the Lead Independent Director position and Committee Chair assignments every four to six years.
		8-9
Structures and practices enhance Board effectiveness
Composition	The composition of our Board represents broad perspectives, experiences, expertise, and knowledge relevant to our business.	17, 21
Director tenure policies	Our director tenure policies include mandatory retirement at age 75 and a maximum term limit of 20 years. These policies encourage Board refreshment and provide additional opportunities to maintain a balanced mix of perspectives and experiences.	18
Director maximum outside boards policy	Any director serving as a CEO of a public company is expected to serve on no more than two public company boards (including our Board), and other directors are expected to serve on no more than four public company boards (including our Board).	19
Director onboarding and continuing education	To enhance and expand the Board’s knowledge of the retail industry and topics relevant to its oversight responsibilities, we provide an extensive new director onboarding session. We also encourage our directors to participate in external continuing director education programs.	19
Strategy and risk oversight	We disclose how strategy and risk oversight is exercised at the Board level and how risk oversight responsibilities are allocated among the Board and its Committees.	12-14
Management development and succession planning	Our Board regularly reviews senior management development and succession planning, with more in-depth reviews regularly conducted by the Compensation & Human Capital Management Committee.	14
Sustainability — resiliency in our business model	We disclose how oversight responsibility for resiliency in our business model and related risks is allocated among the Board, its Committees, and management.	14
Information security, cybersecurity, and data privacy	We disclose how oversight responsibility related to information security, cybersecurity, and data privacy is allocated among the Board and its Committees, and provide information about our program and practices.	14
Executive compensation incentive structures are aligned with long-term strategy
Performance linked to long-term strategy drives incentive awards	The Compensation & Human Capital Management Committee has identified short- and long-term performance goals that align with Target’s strategy and has incorporated those goals into executive compensation plans to serve as drivers of incentive awards.	38
Communicating executive compensation to shareholders	The CD&A explains how performance goals drive our executive compensation plans and connect to Target’s long-term strategy.	34-52
Follow leading compensation practices	See “Target’s executive compensation practices.”	48

TARGET CORPORATION 2025 Proxy Statement	7
General information about corporate governance and the Board

Our directors

Name	Age	Director since	Current or notable prior company	Title	Independent	Public boards (including Target)

David P. Abney	69	2021	United Parcel Service, Inc.	Former Chairman & CEO	Yes	3
Douglas M. Baker, Jr.	66	2013	E2SG Partners, LP / Ecolab Inc.	Founding Partner / Former Chairman & CEO	Yes	2
George S. Barrett	70	2018	The Overtone Group L.L.C. / Cardinal Health, Inc.	Founder / Former Chairman & CEO	Yes	1
Gail K. Boudreaux	64	2021	Elevance Health, Inc.	President & CEO	Yes	2
Brian C. Cornell	66	2014	Target Corporation	Chair & CEO	No	2
Robert L. Edwards	69	2015	Safeway Inc.	Former President & CEO	Yes	1
Donald R. Knauss	74	2015	The Clorox Company	Former Chairman & CEO	Yes	3
Christine A. Leahy	60	2021	CDW Corporation	Chair, President & CEO	Yes	2
Monica C. Lozano	68	2016	ImpreMedia, LLC	Former Chair & CEO	Yes	3
Grace Puma	62	2022	PepsiCo, Inc.	Former Executive Vice President, Chief Operations Officer	Yes	3
Derica W. Rice	60	2020(1)	CVS Health Corporation / CVS Caremark	Former Executive Vice President / Former President	Yes	4
Dmitri L. Stockton	61	2018	General Electric Company	Former Senior Vice President & Special Advisor to the Chairman	Yes	4
(1)Mr. Rice previously served on our Board from September 2007 to January 2018.

8	TARGET CORPORATION 2025 Proxy Statement
General information about corporate governance and the Board

Board leadership structure
We do not have a policy on whether the roles of Chair of the
Board and CEO should be combined or separated. Instead,
the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Target and our shareholders based on evolving needs. We currently have a
combined Chair of the Board and CEO leadership structure.
In January 2025, the Board decided to expand the Lead
Independent Director provisions in our Bylaws and Corporate
Governance Guidelines to require a Lead Independent Director if the Chair of the Board is not independent, as is currently the case. Previously, our Bylaws and Corporate Governance
Guidelines only required a Lead Independent Director if the
Chair of the Board and CEO roles were combined. These
updates were made in connection with a periodic review of our governing documents. The Lead Independent Director position
complements the Chair of the Board’s role and serves as the
principal liaison between the independent directors and the
CEO. Our Corporate Governance Guidelines require that both
the Chair of the Board and Lead Independent Director be
elected annually by the independent directors.
The Board reevaluates its leadership structure at least annually as part of the Board evaluation process described under
“Board and Committee evaluations” on page 18. As a result of its most recent evaluation, the Board decided to continue its current Board leadership structure while expanding the Lead
Independent Director provisions in our Bylaws and Corporate
Governance Guidelines. In addition, the independent directors unanimously re-elected Mr. Cornell to serve as both Chair and
CEO. The independent directors also unanimously elected
Ms. Leahy to serve as Lead Independent Director, effective as of January 2025. Ms. Leahy succeeded Ms. Lozano as Lead
Independent Director, who had served in that role since 2021.
This transition of the Lead Independent Director role aligns with one of our core governance policies of rotating board
leadership positions on a regular basis. Target’s current
leadership structure of having a combined Chair of the Board and CEO with a Lead Independent Director meets Target’s
current needs and circumstances because it:
•Enhances strategy development and oversight. Mr.
Cornell’s familiarity with Target’s business and his extensive retail industry experience make him most capable of
identifying strategic considerations and facilitating Board
discussions about the development and oversight of
Target’s business strategy, which is a key role of Board
leadership.
•Preserves leadership by independent directors. The Lead
Independent Director’s clearly defined role and
responsibilities as detailed below, coupled with leadership
of each Board Committee by an independent director,
ensures that the independent directors have the ability to
devote Board attention to any matter they deem appropriate
at any time without interference from the CEO.
•Promotes timely communications and enhances Board
efficiency and effectiveness. Mr. Cornell’s day-to-day role
in managing our business and implementing strategy
provides him with access to the people, information, and
resources that allow him to efficiently identify and timely
communicate significant business developments and
sensitive matters, which is important to effective
governance. Ms. Leahy’s role as Lead Independent Director
supplements that process by relaying feedback from the
independent directors.
•Has functioned effectively. The Board has continued to
find the current leadership structure to be effective through its self-evaluation process.
The Board is committed to continuing to seek shareholder
feedback on its approach as part of its ongoing shareholder
outreach efforts and will continue to reassess its Board
leadership structure on a regular basis.

	Robust responsibilities:	Annual election:

•Convene meetings. Has the authority to convene meetings of the Board and executive sessions consisting solely of independent directors at every meeting.
•Preside at certain meetings. Presides at all meetings of the Board at which the Chair of the Board is not present, including executive sessions of independent directors.
•CEO performance review. Oversees the annual performance review of the CEO, with input from the other independent directors.
•Director liaison. Serves as the primary liaison between the CEO and the independent directors.
•Meeting schedules, agendas, and information. Approves meeting schedules, agendas, and the information furnished to the Board to ensure that the Board has adequate time and information for discussion.
•Shareholder engagement. Is expected to engage in consultation and direct communication with major shareholders, as appropriate.
•Independent director expectations. Coordinates with the CEO to establish expectations for independent directors to consistently monitor
Target’s operations and those of our competitors.
•Composition and director succession planning. Consults with the
Governance & Sustainability Committee regarding Board and Committee composition, Committee Chair selection, the annual performance review of the Board and its Committees, and director succession planning.
Elected annually by the independent directors. Service length: As a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
Christine A. Leahy
Lead Independent Director (Since 2025)

TARGET CORPORATION 2025 Proxy Statement	9
General information about corporate governance and the Board

Board and shareholder meeting attendance
The Board met six times during Fiscal 2024. All directors attended at least 85% of the aggregate total of meetings of the Board and Committees on which the director served during the last fiscal year.
All twelve of our directors attended our 2024 Annual Meeting. The Board has a policy requiring all directors to attend all annual meetings of shareholders, absent extraordinary circumstances.
Committees
Membership

Name	Audit & Risk	Compensation & Human Capital Management	Governance & Sustainability	Infrastructure & Finance
David P. Abney	●			●
Douglas M. Baker, Jr.		●	●
George S. Barrett		●	C
Gail K. Boudreaux	●			●
Robert L. Edwards	●			●
Donald R. Knauss		●		C
Christine A. Leahy		●	●
Monica C. Lozano		C	●
Grace Puma	●			●
Derica W. Rice	●			●
Dmitri L. Stockton	C		●
Meetings held in Fiscal 2024	8	5	5	5
C = Chair                                ● = Member
Determining composition and leadership
The Governance & Sustainability Committee is responsible for reviewing and recommending Committee membership. The Board appoints members of its Committees annually and rotates Committee assignments periodically. The following considerations provide the framework for determining Committee composition and leadership:
•the guideline for rotating Committee Chair assignments is four to six years of service;
•the Board seeks to have each director serve on two Committees;
•the Board considers a number of factors in deciding Committee composition, including individual director experience and qualifications, prior Committee experience, and increased time commitments for directors serving as a Committee Chair or Lead
Independent Director; and
•the Corporate Governance Guidelines provide that if we have designated a Lead Independent Director that person also serves as a member of the Governance & Sustainability Committee.

10	TARGET CORPORATION 2025 Proxy Statement
General information about corporate governance and the Board

Information about our Committees
All members of each Committee are independent directors. Each Committee operates under a written charter, a current copy of which is available on Target’s website, as described in Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 78. In fulfilling the oversight and other responsibilities delegated by the Board, each Committee:
•provides the Board with regular reports of its activities;
•has the sole authority to retain or terminate its consultants and other advisors;
•receives appropriate funding to pay for necessary resources and administrative expenses; and
•annually evaluates its performance.

Audit & Risk Committee	Oversight and other responsibilities

•Accounting and financial reporting. Accounting and financial reporting process, including the integrity of our financial statements and internal controls.
•Independent auditor. Independent auditor engagement, qualifications, and independence.
•Internal audit. Internal audit’s function, results, and assessment of our risk management processes.
•Tax matters. Positions with respect to income and other tax obligations.
•Committee report. “Report of the Audit & Risk Committee” on page 69, describing the Audit &
Risk Committee’s duties and activities.
•Policy oversight. Policies and procedures related to oversight areas (including auditor independence matters, accounting and auditing complaints, and related party transactions).
•Compliance and ethics. Compliance and ethics programs, monitoring, investigations, and remediation efforts, including reports of potential misconduct.
•Enterprise risk management. Enterprise risk management programs, principal business and operational risks (including vendor risk management, cybersecurity and information security, data privacy, product and food safety, and business continuity and disaster recovery), and coordination of risk oversight with the Board and other Committees.
•Supply chain corporate responsibility matters. Management’s efforts to instill responsible practices within Target’s supply chain in support of Target’s business.

Committee members Mr. Stockton (Chair) Mr. Abney Ms. Boudreaux Mr. Edwards Ms. Puma Mr. Rice Number of meetings during Fiscal 2024 8
The Board has determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC.
The Board has also determined that Mr. Stockton, Mr. Abney, Ms. Boudreaux, Mr. Edwards, and Mr. Rice have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules. The determination for each of Mr. Abney, Ms. Boudreaux, Mr. Edwards, and Mr. Rice was based on experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or actively supervising a person holding one of those positions. For Mr. Stockton, the determination was based on his financial oversight experiences with General Electric Company.
The Board also determined that Mr. Rice’s simultaneous service on the audit committees of four public companies will not impair his ability to effectively serve on the Audit & Risk Committee.

TARGET CORPORATION 2025 Proxy Statement	11
General information about corporate governance and the Board

Compensation & Human Capital Management Committee	Oversight and other responsibilities
•Executive compensation program. Compensation philosophy, selection, and relative weightings of different compensation elements to balance risk, reward, and retention objectives, and the alignment of incentive compensation performance measures with our strategy.
•CEO compensation. Goals, objectives, elements, and value for the CEO’s compensation, in consultation with independent members of the Board.
•Other Leadership Team compensation. Compensation elements and value for all other members of our Leadership Team, including our Non-CEO NEOs.
•Management development and succession planning. Senior management development, evaluation, and succession planning, including CEO succession planning.
•Board compensation. Compensation provided to non-employee members of the Board.
•Committee report. “Compensation & Human Capital Management Committee Report” on page
34.
•Compensation risk management. Risks associated with our compensation policies, practices, and incentives, and whether those policies and practices create material risks for Target.
•Human capital management. Human capital matters with respect to our workforce, including broad-based compensation and benefits, culture, and Team Member engagement, growth, and development.

Committee members Ms. Lozano (Chair) Mr. Baker Mr. Barrett Mr. Knauss Ms. Leahy Number of meetings during Fiscal 2024 5
The Board has determined that all members of the Compensation & Human Capital Management Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

Governance & Sustainability Committee	Oversight and other responsibilities
•Corporate governance. Corporate governance structure and practices.
•Director succession planning. Director succession planning reviews and identification, screening, and recruitment of individuals qualified to become Board members.
•Board and Committee composition and leadership. Recommendations, in consultation with the Lead Independent Director, on overall composition of the Board and its Committees, and the selection of the Committee Chairs and the Lead Independent Director.
•Board and Committee evaluations. Annual performance review of the Board and its
Committees in consultation with the Lead Independent Director.
•Sustainability matters. Overall approach to resiliency in our business model, philanthropy and community engagement, and social and political issues and risks from across the political spectrum not allocated to other Committees.
•Public policy advocacy and political activities. Our policies and practices regarding public policy advocacy and political activities.

Committee members Mr. Barrett (Chair) Mr. Baker Ms. Leahy Ms. Lozano Mr. Stockton Number of meetings during Fiscal 2024 5

12	TARGET CORPORATION 2025 Proxy Statement
General information about corporate governance and the Board

Infrastructure & Finance Committee	Oversight and other responsibilities
•Investment activity. Investment activity, including aligning investments with our strategy, and evaluating the effectiveness of investment decisions.
•Infrastructure resources. Management’s resource allocation plans regarding infrastructure requirements.
•Significant transactions. Management’s plans and strategies for significant transactions within the strategic framework reviewed by the Board, including level of investment, sources of financing, expected returns, and post-acquisition integration and performance of acquired businesses.
•Financial matters. Financial policies and financial condition, including our liquidity position, funding requirements, ability to access the capital markets, interest rate exposures, and policies regarding return of cash to shareholders.
•Financial risk management. Financial risk assessment process, management activities, and strategies, and use of third-party insurance and self-insurance strategies.

Committee members Mr. Knauss (Chair) Mr. Abney Ms. Boudreaux Mr. Edwards Ms. Puma Mr. Rice Number of meetings during Fiscal 2024 5
Core functions of the Board
The Board is responsible for overseeing Target’s business and affairs, which covers a wide range of activities that support Target’s purpose to help all families discover the joy of everyday life. To provide you with a better understanding of how our Board meets that responsibility, this section discusses some core functions our Board performs and how those functions oversee, support, and relate to management’s roles and responsibilities.
Strategy oversight
Target delivers on our purpose of helping all families discover the joy of everyday life through our curated, multi-category assortment, outstanding value, and a team that’s centered on care for each other, our guests, and communities. Our stores, digital experience, fulfillment services, and loyalty ecosystem also play a critical role in differentiating Target and bringing our purpose to life. Our strategy aims to expand Target’s relevancy in consumers’ lives and drive traffic, sales, and market share growth. Core elements include:
•Delighting with newness, style, and value by strengthening
our owned brands portfolio, curating leading national
brands, and expanding the breadth and depth of signature
partnerships.
•Delivering value by providing everyday low pricing and
leveraging promotions and our loyalty ecosystem, Target
Circle.
•Opening new stores, updating existing stores, and
enhancing our digital experience to reach more consumers
and provide a reliably convenient, easy, and inspiring
shopping experience.
•Transforming our supply chain for increased efficiency,
speed, capacity, and reliability across our network.
•Being a favorite discovery destination by making it easy for consumers to discover Target’s products and experiences
across different channels and touchpoints, including our
stores, our mobile app and website, and social platforms.
•Expanding our capabilities, such as our Roundel advertising business, to leverage our assets and enhance the guest
experience.
Our strategy defines how we’ll continue to differentiate Target, and we’ll seek to enable growth through:
•Our Team – A highly engaged and purpose-driven team.
•Consumer-Centricity – A deep understanding of consumers.
•Technology – A connected ecosystem of data, insights, and
technology, including artificial intelligence.
•Efficiency – Simplifying work for our teams to make it easier to deliver a great guest experience.
•Sustainability – Resiliency in our business model.
The Board has an important role in overseeing the
development, periodic review, and ongoing monitoring of our
strategy. With a strong overall strategy in place, the Board and its Committees are focused on overseeing strategy execution
by:
•ensuring that Target has a high-performing Leadership
Team and appropriate resources to carry out the strategy;
and
•confirming that the primary risks to successfully executing our strategy are appropriately identified and managed.
To support its strategy oversight role, at each regular meeting the Board receives updates about our financial and strategic performance, including the development and monitoring of
specific initiatives and their overall alignment with our strategy.

TARGET CORPORATION 2025 Proxy Statement	13
General information about corporate governance and the Board

Risk oversight
Oversight of the various risks we face in implementing our strategy is an integral and continuous part of the Board’s oversight of our business. The Board, each Committee, and management have specific roles and responsibilities with respect to those risks.
The Board and its Committees
The Board provides oversight of overall risks and seeks to
ensure that our Leadership Team has processes in place to
appropriately manage risk. Strategic risks are emphasized
within that overall risk oversight responsibility because they are an integral and ongoing part of the Board’s oversight of our business. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion and
consideration of our strategy. Similarly, at every meeting the
Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses with our Leadership Team the major events, activities, and
challenges affecting Target.
The Audit & Risk Committee oversees our enterprise risk
management program and periodically reviews our approach
to risk identification, assessment, and mitigation strategies with the Board to facilitate coordination with the activities of the Board and other Committees. The Chief Corporate Affairs
Officer and senior members of the enterprise risk management team provide the Audit & Risk Committee with regular updates on the enterprise risk management program and the status of
key risks facing the business. The Audit & Risk Committee also regularly receives updates on key risk areas from other
members of our Leadership Team (and certain members of
their teams with primary responsibility for managing those risk areas), and regularly reviews legal and regulatory risk,
compliance, and ethics matters.
Under our existing Board leadership structure, the Lead
Independent Director plays an important role in supporting the
Board’s oversight of risks by approving meeting schedules,
agendas, and the information furnished to the Board. The
Committee Chairs do the same for their respective
Committees. The general risk oversight functions among the
Board and its Committees are provided below. For more detail on the specific oversight and responsibilities of each
Committee, see pages 10 - 12.

Board of Directors(1)

•Business strategy •CEO succession •Crisis management and response •Organizational team health		•Reputation management •Top enterprise risks

Audit & Risk Committee	Compensation & Human Capital Management Committee	Governance & Sustainability Committee	Infrastructure & Finance Committee
•Accounting and financial reporting •Compliance and ethics •Enterprise risk management program •Principal business and operational risks •Supply chain corporate responsibility matters	•Executive compensation program •Management development and succession •Workforce human capital management	•Board succession •Governance structure and practices •Sustainability practices •Public policy advocacy and political activities	•Capital expenditures •Financial matters •Infrastructure needs •Major expense commitments
(1)As part of its overall oversight role, the Board addresses certain aspects of matters that are primarily overseen by its
Committees.
Management
The primary responsibility for the identification, assessment, and management of the various risks that we face belongs
with our Leadership Team and certain members of various
teams.
Our Chief Corporate Affairs Officer provides centralized
oversight of Target’s enterprise risk management program.
Our Chair & CEO and his direct reports meet regularly with the
Chief Corporate Affairs Officer and the enterprise risk

14	TARGET CORPORATION 2025 Proxy Statement
General information about corporate governance and the Board management team to identify, assess, and manage risks
facing the business. In addition, the Chief Corporate Affairs
Officer and members of our enterprise risk management team
regularly meet with leaders of business areas to inform,
coordinate, and manage the enterprise risk management
program. Furthermore, our Chief Legal & Compliance Officer
and members of her team provide regular updates to the Chief
Corporate Affairs Officer and the enterprise risk management team on legal and regulatory risk, compliance, and ethics
matters.
Our risk management capabilities are intended to increase the likelihood of desired business outcomes. The different risk-
related roles and responsibilities, which are aligned and
coordinated using a common framework, are fulfilled by
different business functions as follows:
•Business teams. Define business objectives and desired
outcomes. Execute, oversee, and monitor day-to-day
business activities and risks, leveraging risk and compliance tools and support as appropriate.
•Risk and compliance teams. Partner with business teams
to identify, assess, prioritize, treat, and monitor top
enterprise risks. Develop, help implement, monitor, and
evaluate processes, as appropriate, to enable business
teams’ oversight and day-to-day risk management.
•Internal audit. Directly overseen by the Audit & Risk
Committee. Provide independent assurance and risk
insights to instill confidence in Target’s programs and
processes and evaluate whether those programs and
processes will sustainably achieve intended outcomes.
Management development and succession planning
One of the primary responsibilities of the Board is to ensure that Target has a high-performing Leadership Team. To meet that goal, the Board, the Compensation & Human Capital Management Committee, and management share responsibility for management development and succession planning:

Responsible party	Oversight area for management development and succession planning
Board
Oversight of these topics as part of its overall oversight role, including regular reviews of management development and succession planning to maximize the pool of internal candidates who can assume top management positions without undue interruption.

Compensation & Human Capital Management Committee
Primary responsibility for organizational talent and development and management succession planning, including regular reviews of executive performance, potential, and succession planning with a deeper focus than the full Board review, emphasizing career development for high-potential members of management.

Management
The Chief Human Resources Officer, who is a member of our Leadership Team, and senior
Human Resources leaders work with functional leaders across Target in developing and implementing programs to attract, assess, and develop management-level talent for possible future senior leadership positions, including those on our Leadership Team.

Sustainability matters
Our sustainability strategy is grounded in driving resiliency and growth for our business, and creating value for our
shareholders. As we analyze which matters to evaluate, we
engage with our shareholders, guests, Team Members, and
vendors.
More information can be found on our website at
corporate.target.com/sustainability-governance/governance-
and-reporting/reporting-progress. The Board, the Governance
& Sustainability Committee, and management share
responsibility for oversight of our sustainability practices and related risks.
Information security, cybersecurity, and data privacy
Securing company systems, business information, and
personal information of our guests, Team Members, vendors,
and other third parties is important to us. We have systems in place to:
•safely receive, protect, and store that information;
•collect, use, and share that information appropriately; and
•detect, contain, and respond to information security,
cybersecurity, and data privacy incidents.
While everyone at Target plays a part in information security, cybersecurity, and data privacy, oversight responsibility is shared by the Board, its Committees, and management. For
additional information regarding our cybersecurity risk
management, strategy, and governance and a related
description of our information security and data privacy
practices, see Part I, Item 1C, Cybersecurity of our 2024
Annual Report.

TARGET CORPORATION 2025 Proxy Statement	15
General information about corporate governance and the Board

Director independence
The Board believes that a majority of its members should be
independent directors. The Board annually reviews all
relationships that directors have with Target to affirmatively determine whether the directors are independent. If a director has a material relationship with Target, that director is not independent. The listing standards of the NYSE also detail
certain relationships that, if present, preclude a finding of independence. The Board affirmatively determined that all
non-employee directors are independent. Mr. Cornell is the
only director employed by Target and is not independent.
In making its independence determination, the Board
specifically considered the following transactions during the past three years and concluded that none of them impaired
any director’s independence:
•Ms. Boudreaux serves as President & Chief Executive
Officer of Elevance Health, Inc., from which we obtained the wellness services that previously comprised our Team
Member life resources program; and
•Ms. Leahy serves as President & Chief Executive Officer of
CDW Corporation, from which we purchased supplies,
merchandise, equipment, software, servicing, repairs, and
maintenance.
Each of the transactions listed in this “Director independence”
section involved amounts that represented an immaterial
percentage of our, and the other entity’s, revenues, and were well below the amounts that would preclude a finding of
independence under the NYSE listing standards. In addition,
none of the transactions listed in this “Director independence”
section are related-party transactions because none of the
directors have a direct or indirect material interest in the listed transactions.
Policy on transactions with related persons
The Board has adopted a written policy requiring that any
transaction: (a) involving Target, (b) in which one of our
directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family
members, have a direct or indirect material interest, and (c)
where the amount involved exceeds $120,000 in any fiscal
year, be approved by a majority of independent directors of
the full Board or by a designated Committee. The Board has
designated the Audit & Risk Committee as having
responsibility for reviewing and approving all such transactions except those dealing with compensation of executive officers and directors, or their immediate family members, in which
case it will be reviewed and approved by the Compensation &
Human Capital Management Committee.
In determining whether to approve any such transaction, the
independent directors or relevant Committee must consider, in addition to other factors deemed appropriate, the material
facts of the transaction and whether the transaction is on
terms no less favorable to Target than those involving
unrelated parties. The Audit & Risk Committee must prohibit
any transaction it determines to be inconsistent with the
interests of Target and its shareholders. No director may
participate in any review or approval of any transaction if the director, or the director’s immediate family member, is a party to the transaction.
The Audit & Risk Committee approved one related party
transaction in accordance with this policy during Fiscal 2024.
Donald Knauss, a non-employee director, has a son who is
employed as a sales representative by a supplier from which
Target purchases wholesale merchandise. Mr. Knauss’s son
represented the supplier in its relationship with Target
Corporation during Fiscal 2024. We purchased approximately
$18 million of merchandise from the supplier in Fiscal 2024, which represented less than 0.02% of our annual revenues.
Target’s decisions regarding purchases of merchandise from
its suppliers are made by Team Members in the merchandising
departments and no member of the Board has any input or
involvement in such decisions. The transaction involving Mr.
Knauss’s son did not affect Mr. Knauss’s independence and
the Board affirmatively determined that Mr. Knauss is
independent.
Business ethics and conduct
We are committed to conducting business ethically and
lawfully. All of our directors and executive officers, like all
Team Members, are required to act with honesty and integrity.
Our Code of Ethics, which applies to all Team Members,
including our executive officers and Chief Accounting Officer &
Controller, establishes expectations to guide ethical decision-
making, including putting ethics into action, working together, maintaining trust, conducting business fairly, and safeguarding what’s ours. Included within those topics is how we address
conflicts of interest, fair dealing, required information
disclosures and compliance with laws, rules and regulations, and prompt reporting. Our Code of Ethics also describes the
means by which any Team Member can provide an
anonymous report of an actual or apparent violation of our
Code of Ethics.
Similarly, our directors are subject to a separate Code of
Ethics contained within our Corporate Governance Guidelines, which is tailored to the unique role fulfilled by members of the
Board and addresses conflicts of interest, corporate
opportunities, maintaining confidentiality, compliance with
laws, fair dealing, and compliance procedures.
Our Code of Ethics applicable to all Team Members and our
Corporate Governance Guidelines containing the Code of
Ethics applicable to members of the Board are available on
Target’s website, as described in Question 16 “How may I
access or receive the proxy materials, other periodic filings,

16	TARGET CORPORATION 2025 Proxy Statement
General information about corporate governance and the Board key corporate governance documents, and other information?”
on page 78. Any amendments to, or waivers of, any provision
of the applicable Code of Ethics involving our directors,
executive officers, Chief Accounting Officer & Controller, or other persons performing similar functions are disclosed on
our website at corporate.target.com/sustainability-governance/
governance-and-reporting/corporate-governance.
Shareholder engagement
We regularly engage with our shareholders, both large and
small, on a variety of topics related to our business. We involve our Lead Independent Director in these conversations, as
appropriate. The principal topics of engagement since our
2024 Annual Meeting included:
•our Bylaws and Corporate Governance Guidelines, including
the Lead Independent Director provisions;
•Board leadership structure;
•emerging topics related to the resiliency of our business;
and
•our executive compensation program.
While we benefit from an ongoing dialogue with many of our
shareholders, we recognize that we have not communicated
directly with all of our shareholders. If you would like to engage with us, please send correspondence to Target Corporation,
Attn: Investor Relations, 1000 Nicollet Mall, TPN-1220,
Minneapolis, Minnesota 55403 or email
investorrelations@target.com.

TARGET CORPORATION 2025 Proxy Statement	17

Item one  Election of directors

Item of business	Board recommendation	Voting approval standard

Election of 12 director nominees named in the 2025 Proxy Statement.	The Board recommends that shareholders vote FOR each director nominee.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 76.
Election and nomination process
Governance principles
Our election process is backed by sound corporate
governance principles:
•all directors are elected annually;
•directors are elected under a “majority voting” standard in uncontested elections—each director must receive more
votes “For” his or her election than votes “Against” in order to be elected; and
•an incumbent director who is not re-elected under the
majority voting standard must promptly offer to resign. The
Governance & Sustainability Committee will make a
recommendation on the offer to the full Board, and the
Board must accept or reject the offer within 90 days and
publicly disclose its decision and rationale.
Board membership criteria and identifying candidates
Our Corporate Governance Guidelines provide general Board
membership criteria, including:
•directors are to have broad perspective, experience,
knowledge, and independent judgment, and a high degree
of interest and involvement;
•the Board as a whole should consist predominantly of
persons with strong business backgrounds that span
multiple industries; and
•the Board seeks directors who can bring different sets of
experiences and perspectives to the Board.
The Governance & Sustainability Committee is responsible for recommending to the Board any additional criteria for
selecting director candidates; identifying, screening, and
recruiting candidates; and making director nomination
recommendations to the full Board. To determine desired skills and qualifications to supplement the general Board
membership criteria, the Governance & Sustainability
Committee considers:
•changes in our business strategy or operating environment
and the future needs of the Board in light of anticipated
director retirements under our Board tenure policies; and
•input from the Board and Leadership Team and feedback
from our shareholders to identify the backgrounds and skill
sets that are desired.
The table on pages 20 - 21 provides the current key
characteristics of our business and desired skills for director candidates for overseeing those business characteristics.
The Governance & Sustainability Committee may engage a
third-party search firm, as appropriate, to assist the
Committee with identifying candidates using the general Board membership criteria and current desired skills described in this section. In addition, the Governance & Sustainability
Committee considers candidates who are recommended by
shareholders, other Board members, the CEO, and our
Leadership Team against those same general Board
membership criteria and desired skills.
Any shareholder who wants to recommend a candidate for the
Governance & Sustainability Committee to consider
nominating for the 2026 Annual Meeting should submit a
written request and related information to our Corporate
Secretary no later than December 31, 2025, in order to allow for sufficient time to consider the recommendation.
Shareholders may also nominate director candidates directly if they comply with our Bylaws, which are described in more
detail in Question 19 “How do I submit a proposal or nominate a director candidate for the 2026 Annual Meeting?” on
page 79.

18	TARGET CORPORATION 2025 Proxy Statement
Item one Election of directors

Board and Committee evaluations
Overview
The Governance & Sustainability Committee, in consultation
with the Lead Independent Director, annually leads an
evaluation reviewing the performance of the Board and its
Committees. The evaluation process seeks to obtain each
director’s assessment of the effectiveness of the Board, the
Committees and their leadership, Board and Committee
composition, and Board/management dynamics. In addition,
as part of the process the Board evaluates individual director performance through questions in the survey focused on
obtaining candid feedback on individual directors and during the one-on-one conversations between the Lead Independent
Director and each director regarding their survey responses.
This annual evaluation has occasionally been conducted by a
third-party consultant, as appropriate. Our Corporate
Secretary’s Office administered the most recent evaluation.
This annual review process is supplemented by regular one-
on-one conversations between the Lead Independent Director
and each director to obtain informal feedback throughout the year.
Annual review process

Evaluation planning	Director surveys	One-on-one interviews	Board and Committee discussions	Annual governance review

Governance & Sustainability Committee reviews the format and review process for the annual evaluation, including the questions to be addressed	Survey completed by each director about the Board (including individual director performance) and the Committees on which the director served	Lead Independent Director completes one-on-one interviews with each director to seek additional information to supplement the survey responses	The full Board and each Committee meet to discuss the results	Governance & Sustainability Committee incorporates feedback from the evaluation process as part of its annual governance review
Actions
Over the past few years, the evaluation process has contributed to different enhancements to the Board and its Committees, including:
•reallocating Committee responsibilities and renaming the Committees to reflect their revised scope;
•providing additional disclosure regarding our Board leadership structure and our policies and practices that facilitate effective, independent leadership;
•managing Board composition and refreshment, which has resulted in balanced tenure and a wealth of perspectives, experiences, expertise, and knowledge relevant to our business; and
•revising the mandatory retirement age policy to increase the age to 75 to align with the prevailing practice of other S&P 500 companies.
Board refreshment and composition
Tenure policies
The Board maintains tenure policies (contained in our Corporate Governance Guidelines) to encourage regular refreshment and provide additional opportunities to add to the Board’s balanced mix of perspectives and experiences.

Term limit	Directors may not serve on the Board for more than 20 years	Mandatory retirement	Directors must retire at the end of the term in which they reach age 75

TARGET CORPORATION 2025 Proxy Statement	19
Item one Election of directors

Tenure and age of independent directors
Our Board’s current composition represents a balanced approach to tenure for our independent directors, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors:

Tenure	By years of service	Average 7.6 years(1)	Age	Average 65.7 years
(1)Mr. Rice previously served on our Board from September 2007 to January 2018. We included his prior service in determining his total tenure with the Board for purposes of our tenure policies.
Board education, outside affiliations, and skills
Director onboarding and continuing education
To enhance and expand the Board’s knowledge of the retail
industry and topics relevant to its oversight responsibilities, we provide an extensive new director onboarding session with key executives that informs new directors about Target’s business and significant operational, financial, human capital, and risk management matters. Additionally, the Board and individual
directors periodically participate in site visits to Target stores and supply chain facilities, and they are also expected to
regularly visit our principal competitors’ stores for comparison purposes. We also encourage our directors to participate in
external continuing director education programs and provide
reimbursement of program costs.
Director outside affiliations
Our Corporate Governance Guidelines provide that any
director serving as a CEO of a public company is expected to serve on no more than two public company boards (including
our Board), and other directors are expected to serve on no
more than four public company boards (including our Board).
Pursuant to the Corporate Governance Guidelines, directors
are required to seek the consent of the Chair of the Board prior to serving on another for-profit company board of directors, whether public or private. In reviewing any such request,
consideration is given to the director’s time commitments
related to other boards and to Target, the potential for any conflicts with the director’s duties to Target, and any other factors deemed relevant.

20	TARGET CORPORATION 2025 Proxy Statement
Item one Election of directors

Independent director skills matrix
The Board believes that its members’ collective backgrounds, skills, and experiences make it well-qualified to exercise
oversight responsibilities on behalf of Target’s shareholders.
The following tables describe key characteristics of our
business, desired skills for overseeing those business
characteristics, and director qualifications for possessing
those skills for each independent member of our Board
nominated for election at the 2025 Annual Meeting. As
described on page 17, the Governance & Sustainability
Committee uses the general Board membership criteria listed
in our Corporate Governance Guidelines, along with the
desired skills and qualifications listed in the following table, to identify, screen, and recruit director candidates and make
director nomination recommendations to the full Board.

Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
Target is a large retailer that offers everyday essentials and fashionable, differentiated merchandise at discounted prices in stores and through digital channels.	Retail industry experience	Executive officer level experience or service on the board of directors at a large retail or consumer products company.
Target’s scale and complexity requires strong leadership
to align our team, technology, and operations across
many areas, including marketing, merchandising, supply
chain, fulfillment, real estate, and finance.
	Senior leadership	Experience in an executive officer level role or senior government leadership role.
Our brand is the cornerstone of our strategy to offer a preferred shopping experience for our guests that differentiates us in the marketplace.	Marketing / Brands
Executive officer level experience in marketing or
managing well-known brands or the types of
consumer products we sell, or service on the board of
directors of a marketing or consumer products
company.

We have a large and global workforce, which represents one of our key resources, as well as one of our largest operating expenses.	Human capital management	Executive officer level experience managing a large or global workforce or experience on a board of directors overseeing those functions.
Leveraging our stores-as-hubs to efficiently provide an
engaging, convenient, safe, and differentiated shopping
experience for guests, whether they purchase online or
physically in-store, requires significant capital deployment, a large network of facilities and real estate, and effective resource allocation to support our business and
infrastructure needs at scale.
Capital deployment
Experience with capital deployment for business
operations, real estate transactions or property
management, or mergers and acquisitions; actively
supervising someone performing similar functions; or
service on a board of directors overseeing those
functions.

Our business involves sourcing merchandise domestically and internationally from numerous vendors and distributing it through our fulfillment network.	Global supply chain	Executive officer level experience or service on the board of directors of a company with global supply chain operations.
Maintaining and enhancing our relevancy to deepen our
engagement with guests requires a variety of digital tools
and data analytics to support many aspects of our
operations, including loyalty programs, merchandising,
and fulfillment.
Digital tools / Data analytics
Experience in digital platforms, digital media,
customer loyalty programs, or data analytics; actively
supervising someone performing similar functions; or
service on the board of directors of a digital platforms,
digital media, or data analytics company.

Securing and appropriately handling the information we receive and store about our guests, Team Members, vendors, and other third parties is important to us.	Information security / Data privacy	Experience in information security, cybersecurity, or data privacy; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.
We are a large public company with a disciplined approach to financial management and accurate disclosure.	Financial management
Qualification as an “audit committee financial expert”
under applicable SEC rules; executive officer level
experience in financial management, reporting, or
planning and analysis; or experience on a board of
directors overseeing any of those finance functions.

We are subject to a variety of risks and seek to identify, assess, and manage those risks for the long-term success of our business and to meet our legal and regulatory obligations.	Risk management	Executive officer level experience in enterprise risk management; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.

TARGET CORPORATION 2025 Proxy Statement	21
Item one Election of directors

Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
To be successful, we must preserve, grow, and leverage
the value of our reputation with our guests, Team
Members, vendors, and our shareholders and
appropriately respond to crisis events affecting them.
Reputation management
Experience in community relations, public service,
government affairs, corporate governance, or crisis
response; actively supervising someone performing
similar functions; or service on a board of directors
overseeing any of those functions.

We seek to identify and assess the sustainability and governance matters that will help fortify our business and drive growth and value creation for our business and our shareholders.	Sustainability and governance
Experience in strategies supporting business
resiliency matters and long-term value creation;
actively supervising someone performing similar
functions; or service on a board of directors
overseeing business resiliency matters.

Desired skill	Mr. Abney	Mr. Baker	Mr. Barrett	Ms. Boudreaux	Mr. Edwards	Mr. Knauss	Ms. Leahy	Ms. Lozano	Ms. Puma	Mr. Rice	Mr. Stockton
Retail industry experience					●	●			●	●
Senior leadership	●	●	●	●	●	●	●	●	●	●	●
Marketing/Brands	●	●				●		●			●
Human capital management	●	●	●	●	●	●	●	●	●	●	●
Capital deployment	●	●	●	●	●	●			●	●	●
Global supply chain	●	●	●		●	●	●		●	●
Digital tools/Data analytics				●				●
Information security/ Data privacy	●	●		●	●		●			●	●
Financial management	●	●	●	●	●	●	●	●	●	●	●
Risk management	●	●	●	●	●	●	●	●	●	●	●
Reputation management	●	●	●	●	●	●	●	●		●	●
Sustainability and governance	●	●	●	●		●	●	●	●	●	●
2025 nominees for director
After considering the recommendations of the Governance &
Sustainability Committee, the Board has set the number of
directors at 12 and nominated all current directors to stand for re-election. The Board believes that each of these nominees is qualified to serve as a director of Target and, in addition to the skills listed in the tables on pages 20 - 21, the specific
qualifications of each nominee that were considered by the
Board follow each nominee’s biographical description. We
believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or
unwilling to serve for any reason, proxies may be voted for
another person nominated as a substitute by the Board, or the
Board may reduce the number of directors.

22	TARGET CORPORATION 2025 Proxy Statement
Item one Election of directors

Former Chairman & CEO, United Parcel Service, Inc.
Background
David P. Abney is the former Chairman of the Board & Chief Executive Officer of United Parcel
Service, Inc., a well-known multinational package delivery and supply chain management company, serving as Executive Chairman from June 2020 to September 2020, Chairman of the Board from
February 2016 to June 2020, and Chief Executive Officer from September 2014 to June 2020. He previously held various other leadership positions within UPS, including Chief Operating Officer,
President of United Parcel Service Airlines, and President of United Parcel Service International.
Skills and qualifications
Mr. Abney provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 40 years of service with UPS in senior leadership positions with escalating levels of responsibility and as CEO where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards, including experience as a board chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, nominating and governance, compensation, finance, and/or policy committees of other public company boards.

David P. Abney

Age 69 Director since 2021 Independent

Committees •Audit & Risk •Infrastructure & Finance

Other public company boards

	Current Freeport-McMoRan Inc. Northrop Grumman Corporation	Within past five years Macy’s, Inc. United Parcel Service, Inc.	Other past boards Allied Waste Industries, Inc. Johnson Controls International plc

Founding Partner, E2SG Partners, LP /
Former Chairman & CEO, Ecolab Inc.
Background
Douglas M. Baker, Jr. is a Founding Partner of E2SG Partners, LP, a company that invests in new green technologies. He has served in this role since July 2022. Mr. Baker previously served as Executive
Chairman of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial, and energy markets, from January 2021 through May 2022, and as Chairman of the Board & Chief Executive Officer from May 2006 to December 2020. He previously held various other leadership positions within Ecolab, including President and Chief Operating Officer.
Skills and qualifications
Mr. Baker provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills. Those skills were developed over his more than 30 years of service with Ecolab in a variety of positions, including as
CEO where he was responsible for many of the functions requiring those skills, and in brand management roles at The Procter & Gamble Company. With respect to sustainability and governance,
Mr. Baker made environmental stewardship one of Ecolab’s core values during his CEO tenure and has continued that work with E2SG Partners focusing on environmentally conscious and sustainable solutions. In addition, his prior tenure as Target’s Lead Independent Director and service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on audit, compensation, nominating and governance, risk management, executive, community reinvestment and public policy, and/or safety, health, and environmental committees of other public company boards.

Douglas M. Baker, Jr.

Age 66 Director since 2013 Independent

Committees •Compensation & Human Capital Management •Governance & Sustainability

Other public company boards

	Current Merck & Co., Inc.	Within past five years Ecolab Inc.	Other past boards U.S. Bancorp

TARGET CORPORATION 2025 Proxy Statement	23
Item one Election of directors

Founder, The Overtone Group, L.L.C. /
Former Chairman & CEO, Cardinal Health, Inc.
Background
George S. Barrett is the Founder of The Overtone Group, L.L.C., where he advises companies and nonprofit organizations, mentors senior executives, teaches the next generation of leaders, advises on public policy, and is a frequent speaker on leadership and healthcare. He previously served as
Chairman & Chief Executive Officer of Cardinal Health, Inc., a global integrated healthcare services and products company from August 2009 until the end of 2017, when he became Executive Chairman, a position he held until November 2018. Mr. Barrett previously held a number of executive positions with global pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd., including Chief Executive
Officer of its North American business and Executive Vice President for global pharmaceuticals.
Skills and qualifications
Mr. Barrett provides the Board with senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 30 years of service in the healthcare industry with Cardinal Health, Teva, and Alpharma Inc. During that time, he held executive leadership positions with escalating levels of responsibility, culminating in his role as Chairman and
CEO of Cardinal Health where he was responsible for many of the functions requiring those skills.
Mr. Barrett also teaches leadership at both Columbia University Mailman School of Public Health and at
NYU Stern School of Business and serves on a National Academy of Medicine Initiative on Climate and
Human Health. In addition, his service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and finance committees of other public company boards.

George S. Barrett

Age 70 Director since 2018 Independent

Committees •Governance & Sustainability (Chair) •Compensation & Human Capital Management

Other public company boards

	Current None	Within past five years Montes Archimedes Acquisition Corp.	Other past boards Cardinal Health, Inc. Eaton Corporation plc

President & CEO, Elevance Health, Inc.
Background
Gail K. Boudreaux has served as the President & Chief Executive Officer of Elevance Health, Inc., a
leading health benefits provider, since November 2017. Ms. Boudreaux previously served as Chief
Executive Officer of GKB Global Health, LLC, a healthcare consulting company, and held executive level leadership positions at UnitedHealth Group, Inc. (and its subsidiary, UnitedHealthcare), Health
Care Services Corporation, and Aetna, Inc.
Skills and qualifications
Ms. Boudreaux provides the Board with senior leadership, human capital management, capital deployment, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over her more than 30 years of experience in the healthcare and insurance industry with Elevance Health,
UnitedHealth Group, Health Care Services Corporation, and Aetna. During that time, she has held executive leadership positions with escalating levels of responsibility, and in her current role as CEO of
Elevance Health she is responsible for many of the functions requiring those skills and led the transformation of Elevance Health into a digital-first healthcare company. In addition, her service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, risk management, and/or operations, nuclear, environmental, and safety committees of other public company boards.

Gail K. Boudreaux

Age 64 Director since 2021 Independent

Committees •Audit & Risk •Infrastructure & Finance
Other public company boards
	Current Elevance Health, Inc.	Within past five years Zimmer Biomet Holdings, Inc.	Other past boards Genzyme Corporation Novavax, Inc. Xcel Energy, Inc.

24	TARGET CORPORATION 2025 Proxy Statement
Item one Election of directors

Chair & CEO, Target Corporation
Background
Brian C. Cornell has served as Chair & Chief Executive Officer of Target Corporation since August
2014. Mr. Cornell previously served as Chief Executive Officer of PepsiCo Americas Foods, a division of
PepsiCo, Inc.
Skills and qualifications
Mr. Cornell provides the Board with significant retail knowledge that support his leadership of Target, its business needs, and the different skills required to meet those needs, including retail industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance. Those skills were developed through his more than 30 years in escalating leadership positions at leading retail and global consumer product companies, including three CEO roles and more than two decades doing business in North America, Asia, Europe, and Latin America. His experience, which includes roles with
PepsiCo, Sam’s Club, Wal-Mart Stores, Safeway Inc., and Michaels Stores, Inc., provides important perspectives, having served both as a vendor partner and a competitor to Target. He currently serves on the National Retail Federation’s executive committee and on The Business Council and previously served as chairman of the Retail Industry Leadership Association. In addition, his service on other public company boards, including experience as a non-executive board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive and finance, infrastructure, and technology committees of other public company boards.

Brian C. Cornell

Age 66 Director since 2014 Chair of the Board since 2014

Committees •None

Other public company boards
	Current Yum! Brands, Inc.	Within past five years None	Other past boards The Home Depot, Inc. OfficeMax Inc. Polaris Industries Inc.

Former President & CEO, Safeway Inc.
Background
Robert L. Edwards is the former President & Chief Executive Officer of Safeway Inc., a United States
food and drug retail company. He also served as President & Chief Executive Officer of AB
Acquisition LLC, a North American food and drug retail company due to Albertsons’ acquisition of
Safeway Inc. Mr. Edwards previously held several other executive level positions with Safeway Inc., including President & Chief Financial Officer and Executive Vice President & Chief Financial Officer. He
also held executive positions at Maxtor Corporation and Imation Corporation.
Skills and qualifications
Mr. Edwards provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, and reputation management skills developed over his more than
40 years of service, including as CEO of Safeway where he was responsible for many of the functions requiring those skills, as CFO of Safeway, Maxtor, and Imation, and in positions of increasing responsibility in the areas of finance, administration, and corporate development at Santa Fe Industries.
In addition, his service on other public company boards, including experience as a vice chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, and finance committees of other public company boards.

Robert L. Edwards

Age 69 Director since 2015 Independent

Committees •Audit & Risk •Infrastructure & Finance
Other public company boards
	Current None	Within past five years None	Other past boards Blackhawk Network Holdings, Inc. Flextronics International Ltd. KKR Financial Holdings LLC Safeway Inc. Spansion Inc.

TARGET CORPORATION 2025 Proxy Statement	25
Item one Election of directors

Former Chairman & CEO, The Clorox Company
Background
Donald R. Knauss is the former Chairman & Chief Executive Officer of The Clorox Company, a leading multinational manufacturer and marketer of consumer and professional products. He also served as
Executive Chairman of The Clorox Company. Mr. Knauss previously served as Executive Vice President and Chief Operating Officer of Coca-Cola North America and in various other senior management roles for its subsidiary businesses, and held various marketing and sales positions with PepsiCo, Inc. and
The Procter & Gamble Company. Mr. Knauss also served as an Officer in the United States Marine
Corps.
Skills and qualifications
Mr. Knauss provides the Board with retail industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 40 years of service in the consumer products business. During that time, he held positions of increasing responsibility across several well-known companies, including Clorox, Coca-Cola, PepsiCo, and Procter & Gamble, culminating in his role as CEO of Clorox where he was responsible for many of the functions requiring those skills. With respect to sustainability and governance, Mr. Knauss provides an understanding of environmental matters based on raw materials used in Clorox’s business and the focus on sustainable packaging at Coca-Cola. In addition, his service on other public company boards, including experience as an executive chair, non-executive chair, and lead independent director, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive, finance, manufacturing, consumer, and shopper marketing, and/or board affairs committees of other public company boards.

Donald R. Knauss

Age 74 Director since 2015 Independent

Committees •Infrastructure & Finance (Chair) •Compensation & Human Capital Management

Other public company boards

	Current Kellanova (fka Kellogg Company) McKesson Corporation	Within past five years None	Other past boards The Clorox Company URS Corporation

Chair, President & CEO, CDW Corporation /
Lead Independent Director, Target Corporation
Background
Christine A. Leahy is the Chair, President & Chief Executive Officer of CDW Corporation, a multi-brand technology solutions provider to business, government, education, and healthcare customers. She has served as Chair of the board of CDW since January 2023 and as President & Chief Executive Officer
since January 2019, and served as Chief Revenue Officer from July 2017 to December 2018. She also previously served CDW as Senior Vice President–International and Chief Legal Officer/General Counsel
and Corporate Secretary. Before joining CDW Corporation, she was a corporate law partner in the
Chicago office of Sidley Austin LLP, an international business law firm.
Skills and qualifications
Ms. Leahy provides the Board with senior leadership, human capital management, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over her more than 20 years of service with CDW in executive leadership positions with escalating levels of responsibility across multiple functions and in her corporate law career at Sidley Austin. In her current role as Chair, President & CEO of CDW she is responsible for many of the functions requiring those skills. In addition, her service on CDW’s board of directors has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through her prior role as Chief Legal Officer/General Counsel and Corporate Secretary of CDW and in advising clients as a corporate law partner at Sidley Austin.

Christine A. Leahy

Age 60 Director since 2021 Lead Independent Director since 2025

Committees •Compensation & Human Capital Management •Governance & Sustainability

Other public company boards

	Current CDW Corporation	Within past five years None	Other past boards None

26	TARGET CORPORATION 2025 Proxy Statement
Item one Election of directors

Former Chair & CEO, ImpreMedia, LLC
Background
Monica C. Lozano is the former President and Chief Executive Officer of The College Futures
Foundation. She held that position from December 2017 until July 2022. She also co-founded The
Aspen Institute Latinos and Society Program and served as Chair of its Advisory Board from
January 2015 to October 2019. Ms. Lozano previously served as Chairman of U.S. Hispanic
Media, Inc., a leading Hispanic news and information company. Ms. Lozano previously served in the roles of Chair and Chief Executive Officer of ImpreMedia, LLC, a leading Hispanic news and information company and wholly owned subsidiary of U.S. Hispanic Media, Inc. Ms. Lozano also served as Chief
Executive Officer and Publisher of La Opinión, a subsidiary of ImpreMedia, LLC, and in several management-level roles with the company. Ms. Lozano also serves on the board of the Weingart
Foundation, a private grantmaking foundation in Southern California, and previously served as a trustee of both the University of California and the University of Southern California.
Skills and qualifications
Ms. Lozano provides the Board with senior leadership, marketing / brands, human capital management, digital tools / data analytics, financial management, risk management, reputation management, and sustainability and governance skills developed over her more than 40 years of service in the news, information, and media industry and with a variety of non-profit boards and advisory groups. Notably, while CEO of ImpreMedia, she developed digital tools / data analytics skills while leading the company as an early adopter of digital platforms, and has continued to increase those skills as a member of the board of directors of Apple Inc. Her prior tenure as Target’s Lead
Independent Director and service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, enterprise risk, credit, asset quality, executive, and/or ethics, quality, and compliance committees of other public company boards.

Monica C. Lozano

Age 68 Director since 2016 Independent

Committees •Compensation & Human Capital Management (Chair) •Governance & Sustainability

Other public company boards

	Current Apple Inc. Bank of America Corporation	Within past five years None	Other past boards The Walt Disney Company Tenet Healthcare Corporation

Former Executive Vice President, Chief Operations Officer, PepsiCo, Inc.
Background
Grace Puma is the former Executive Vice President, Chief Operations Officer at PepsiCo, Inc., a
multinational food, snack, and beverage corporation. She held that position from 2017 until April 2022.
Previously, Ms. Puma served PepsiCo, Inc. as Senior Vice President, Chief Supply Officer and Senior
Vice President, Global Chief Procurement Officer. She also served as Senior Vice President, Global
Chief Procurement Officer at United Airlines Holdings, Inc. and held a variety of positions at Kraft
Foods, Inc. and Motorola, Inc.
Skills and qualifications
Ms. Puma provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, and sustainability and governance skills developed over her more than 30 years of service with escalating levels of responsibility across multiple functions at a variety of well-known companies, including over a decade with PepsiCo. As Chief Operations Officer at PepsiCo she was responsible for many of the functions requiring those skills. With respect to sustainability and governance, Ms. Puma was a member of the PepsiCo executive steering team that evaluated sustainability and governance strategy and program recommendations. In addition, her service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit and finance and talent committees of other public company boards.

Grace Puma

Age 62 Director since 2022 Independent

Committees •Audit & Risk •Infrastructure & Finance
Other public company boards
	Current Organon & Co. Phillips 66	Within past five years Williams-Sonoma, Inc.	Other past boards None

TARGET CORPORATION 2025 Proxy Statement	27
Item one Election of directors

Former Executive Vice President, CVS Health Corporation /
Former President, CVS Caremark
Background
Derica W. Rice is the former Executive Vice President of CVS Health Corporation, a provider of health services and plans in the United States, and former President of CVS Caremark, the pharmacy benefits management business of CVS Health Corporation. He served in those positions from March 2018 to
February 2020. Mr. Rice previously held several other executive level positions over nearly three decades with Eli Lilly and Company, a pharmaceutical company, including Chief Financial Officer and
Executive Vice President, Global Services.
Skills and qualifications
Mr. Rice provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 30 years of service with escalating levels of responsibility across finance and operations at Eli Lilly and CVS. As Executive Vice President of CVS Health Corporation and
President of CVS Caremark he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the
Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and nominating and governance committees of other public company boards.

Derica W. Rice

Age 60 Director since 2020 Independent

Committees •Audit & Risk •Infrastructure & Finance

Other public company boards

	Current Bristol-Myers Squibb Company The Carlyle Group Inc. The Walt Disney Company	Within past five years None	Other past boards Target Corporation(1)

(1)Mr. Rice previously served on our Board from September 2007 to January 2018.

Former Senior Vice President & Special Advisor to the Chairman, General Electric Company
Background
Dmitri L. Stockton is the former Senior Vice President & Special Advisor to the Chairman of General
Electric Company, a global infrastructure and technology conglomerate. Mr. Stockton previously held several other executive level positions with General Electric Company, including Chairman, President, &
Chief Executive Officer of GE Asset Management Incorporated, President & Chief Executive Officer of
GE Capital Global Banking/Senior Vice President of General Electric Company based in London,
President & Chief Executive Officer of GE Consumer Finance, Central & Eastern Europe, and Vice
President of General Electric Company.
Skills and qualifications
Mr. Stockton provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 30 years of service with General Electric Company in senior leadership positions with escalating levels of responsibility, including different CEO roles where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, finance, and/or executive committees of other public company boards.

Dmitri L. Stockton

Age 61 Director since 2018 Independent

Committees •Audit & Risk (Chair) •Governance & Sustainability

Other public company boards

	Current Deere & Company Ryder System, Inc. Smurfit WestRock plc	Within past five years Stanley Black & Decker, Inc.	Other past boards Synchrony Financial

The Board recommends that shareholders vote For each of the nominees named above for election to our Board.

28	TARGET CORPORATION 2025 Proxy Statement
Item one Election of directors

Director compensation
Our philosophy with respect to non-employee director
compensation is to align the interests of non-employee
directors with the interests of our shareholders and to provide market competitive compensation commensurate with the
work required to serve on Target’s Board. In developing
compensation recommendations for directors, our external
compensation consultant, Semler Brossy, relies on its
understanding of Target’s business and compensation
programs, as well as retail and general industry peer group
benchmarking. Peer group comparisons are determined by
use of compensation data obtained by our internal executive
compensation team from publicly available proxy statements
and analyzed by Semler Brossy. For more information about
our peer groups, see page 49. We do not pay any Team
Member who also serves on Target’s Board any additional
compensation for serving on Target’s Board. Currently, Brian
C. Cornell, our Chair & CEO, is the only director who is a Team
Member. For information about Mr. Cornell’s compensation,
please see the CD&A beginning on page 34 and the
compensation tables beginning on page 53.
In November of each year, Semler Brossy provides an
independent recommendation for non-employee director
compensation for the following year to the Compensation &
Human Capital Management Committee for approval. There
were no changes to director compensation in Fiscal 2024.
General description of non-employee director compensation
Our non-employee director compensation program allows directors to choose one of two forms of annual compensation:
•a combination of cash and RSUs; or
•RSUs only.
For Fiscal 2024, each form under the compensation program was intended to provide $310,000 in value to non-employee directors as follows:

	Cash	RSUs
Combination (Cash and RSUs)	$120,000	$190,000
RSUs Only	$0	$310,000
The forms of annual compensation have the following terms:
•The cash retainer is paid pro-rata in quarterly installments. Directors may defer receipt of all or a portion of any cash retainer into the DDCP. Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by the
Target 401(k) Plan, except that the DDCP alternatives also include a Target common stock fund.
•RSUs are granted in March each year and vest quarterly in the fiscal year they are granted. Vested RSUs are converted to shares of Target common stock immediately following a director’s departure from the Board. Dividend equivalents are accrued on RSUs in the form of additional RSUs, subject to the same conditions as the underlying RSUs, and converted to shares if and after the underlying RSUs are converted to shares.
New directors also receive a one-time grant of RSUs with a $50,000 grant date fair value upon joining the Board, as well as a pro-
rated portion of the annual compensation based on the date they joined the Board using the same forms of compensation described under “Combination (Cash and RSUs)” in the table at the beginning of this section.
The Lead Independent Director and Committee Chairs receive additional compensation for those roles, which is paid: (a) in cash if the director elects a combination of cash and RSUs, or (b) in RSUs if the director elects all RSUs. For Fiscal 2024, the additional compensation for the roles of Lead Independent Director and Committee Chairs was as follows:

Role	Amount
Lead Independent Director	$35,000
Audit & Risk Chair	$25,000
Compensation & Human Capital Management Chair	$25,000
Governance & Sustainability Chair	$25,000
Infrastructure & Finance Chair	$25,000

TARGET CORPORATION 2025 Proxy Statement	29
Item one Election of directors

Director compensation table

Name	Fees earned or paid in cash	Stock awards(1)(2)	Total(3)
David P. Abney	$120,000	$190,074	$310,074
Douglas M. Baker, Jr.	$120,000	$190,074	$310,074
George S. Barrett(4)	$0	$335,114	$335,114
Gail K. Boudreaux	$0	$310,113	$310,113
Robert L. Edwards(4)	$130,417	$190,074	$320,491
Donald R. Knauss(4)	$145,000	$190,074	$335,074
Christine A. Leahy	$2,917	$310,113	$313,030
Monica C. Lozano(4)	$180,000	$190,074	$370,074
Grace Puma	$120,000	$190,074	$310,074
Derica W. Rice	$0	$310,113	$310,113
Dmitri L. Stockton(4)	$16,667	$310,113	$326,780
(1)Amounts represent the aggregate grant date fair value of awards that were granted in Fiscal 2024, as computed in accordance with FASB ASC Topic 718, Stock Compensation. See Note 21, Share-Based Compensation, in the 2024 Annual
Report for a description of our accounting and the assumptions used. Details on the stock awards granted during Fiscal 2024, all of which are RSUs, are as follows:

Name	Stock awards
	# of units	Grant date fair value
Mr. Abney	1,148	$190,074
Mr. Baker	1,148	$190,074
Mr. Barrett	2,024	$335,114
Ms. Boudreaux	1,873	$310,113
Mr. Edwards	1,148	$190,074
Mr. Knauss	1,148	$190,074
Ms. Leahy	1,873	$310,113
Ms. Lozano	1,148	$190,074
Ms. Puma	1,148	$190,074
Mr. Rice	1,873	$310,113
Mr. Stockton	1,873	$310,113
(2)At fiscal year-end, none of the directors held any outstanding unvested RSUs.
(3)In addition to the amounts reported, all directors also receive a 10% Target merchandise discount and a 20% discount on select wellness products, both during active service and following retirement. Non-employee directors are also provided with
$100,000 of accidental death life insurance.
(4)The following directors received additional compensation in Fiscal 2024 for their roles as Committee Chairs and, in the case of
Ms. Lozano and Ms. Leahy, as Lead Independent Director. The additional compensation is reflected in “Fees earned or paid in cash” and/or “Stock awards” based on the form of annual compensation selected by the director as described under the heading “General description of director compensation.”

Name	Role(s) during Fiscal 2024
Ms. Leahy	Lead Independent Director Compensation (since January 2025)
Ms. Lozano	Lead Independent Director Compensation (until January 2025) and Human Capital Management Chair
Mr. Edwards	Audit & Risk Chair (until June 2024)
Mr. Stockton	Audit & Risk Chair (since June 2024)
Mr. Barrett	Governance & Sustainability Chair
Mr. Knauss	Infrastructure & Finance Chair

30	TARGET CORPORATION 2025 Proxy Statement

Stock ownership information
Stock ownership guidelines
Stock ownership that must be disclosed in the 2025 Proxy
Statement includes shares directly or indirectly owned and
shares issuable that the person has the right to acquire within
60 days. Our stock ownership guidelines vary from the SEC’s
required ownership disclosure by including share equivalents held under deferred compensation arrangements as well as
unvested RSUs and PBRSUs at the minimum share payout.
We believe our stock ownership guidelines for our directors
and members of our Leadership Team are aligned with
shareholders’ interests because the guidelines reflect equity that has economic exposure to both upside and downside risk.

Ownership guidelines by position
	Directors	CEO	Other Leadership Team
	5x annual cash retainer	7x base salary	3x base salary

Equity used to meet stock ownership guidelines
Yes
•Outstanding shares that the
person beneficially owns or is
deemed to beneficially own,
directly or indirectly, under the
federal securities laws.
•PBRSUs (at their minimum
share payout, which is 75% of
the at-goal payout level) and
RSUs, whether vested or
unvested.
•Deferred compensation
amounts that are indexed to
Target common stock, but
ultimately paid in cash.
		No	•PSUs because their minimum share payout is 0% of the at-goal payout level.

All directors and members of our Leadership Team are
expected to achieve the required levels of ownership under our stock ownership guidelines before the end of the fifth full fiscal year occurring after their election or appointment. If a director or member of our Leadership Team has not satisfied the
ownership guideline amounts on the Compliance Date, they
must retain all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the required level of ownership is
achieved. In addition, if a member of our Leadership Team is below the ownership guideline amounts before the
Compliance Date, they must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of
stock options (in all cases net of exercise costs and taxes) until the required level of ownership is achieved.

TARGET CORPORATION 2025 Proxy Statement	31
Stock ownership information

The following table shows the holdings of our current directors and our NEOs recognized for purposes of our stock ownership guidelines as of April 9, 2025 and the respective ownership guidelines calculations.

	RSUs & PBRSUs	Share equivalents	Other shares held(1)	Total stock ownership for guidelines (# of shares)(1)	Stock ownership guidelines calculation
Directors					Multiple of annual cash retainer(2)
David P. Abney(3)	5,848	0	0	5,848	4.8
Douglas M. Baker, Jr.	36,933	0	3,895	40,828	33.2
George S. Barrett	19,486	0	0	19,486	15.9
Gail K. Boudreaux	9,067	0	0	9,067	7.4
Robert L. Edwards	22,269	0	10,000	32,269	26.3
Donald R. Knauss	22,269	0	12,458	34,727	28.3
Christine A. Leahy	10,501	0	0	10,501	8.5
Monica C. Lozano	20,197	0	0	20,197	16.4
Grace Puma	5,995	0	315	6,310	5.1
Derica W. Rice	11,383	0	0	11,383	9.3
Dmitri L. Stockton	18,782	0	0	18,782	15.3
NEOs					Multiple of base salary(2)
Brian C. Cornell	106,921	10,530	291,927	409,378	28.6
Jim Lee	58,420	0	0	58,420	6.7
Michael J. Fiddelke	32,280	0	56,383	88,663	9.6
Amy Tu	40,847	0	0	40,847	4.8
A. Christina Hennington	18,412	0	34,930	53,342	6.7
Richard H. Gomez	18,312	0	116,934	135,246	17.0
(1)The “Total stock ownership for guidelines” calculation, like the required disclosure of “Total shares beneficially owned” on page 32, includes “Other shares held” but differs by including (i) share equivalents that are held under deferred compensation arrangements and (ii) RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested, even if they will be converted into common stock more than 60 days from April 9, 2025.
(2)Based on closing stock price of $97.69 as of April 9, 2025 and the annual cash retainer or base salary, as applicable, in effect as of the end of Fiscal 2024.
(3)Mr. Abney joined the Board on August 11, 2021, and currently complies with our stock ownership guidelines because he has five years from the start of Fiscal 2022 to meet the required stock ownership level of 5x annual cash retainer.

32	TARGET CORPORATION 2025 Proxy Statement
Stock ownership information

Beneficial ownership of directors and executive
officers
The following table includes information about the shares of Target common stock (our only outstanding class of equity securities)
which are beneficially owned on April 9, 2025 or which the person has the right to acquire within 60 days of that date for each director, each NEO in the “Summary compensation table” on page 53, and all current Target directors and executive officers as a group.

Directors	Shares issuable within 60 days(1)	Other shares held	Total shares beneficially owned(2)
David P. Abney	4,468	0	4,468
Douglas M. Baker, Jr.	35,553	3,895	39,448
George S. Barrett	17,104	0	17,104
Gail K. Boudreaux	6,858	0	6,858
Robert L. Edwards	20,889	10,000	30,889
Donald R. Knauss	20,889	12,458	33,347
Christine A. Leahy	7,947	0	7,947
Monica C. Lozano	18,817	0	18,817
Grace Puma	4,615	315	4,930
Derica W. Rice	9,174	0	9,174
Dmitri L. Stockton	17,402	0	17,402
NEOs
Brian C. Cornell	0	291,927	291,927
Jim Lee	0	0	0
Michael J. Fiddelke	0	56,383	56,383
Amy Tu	0	0	0
A. Christina Hennington	0	34,930	34,930
Richard H. Gomez	0	116,934	116,934
All current directors and executive officers
As a group (20 persons)	163,716	583,832(3)	747,548
(1)Includes shares of common stock that the named individuals may acquire on or before June 8, 2025 pursuant to the conversion of vested RSUs into common stock.
(2)All directors and executive officers as a group own less than 1% of Target’s outstanding common stock. The persons listed have sole voting and investment power with respect to the shares listed.
(3)Includes shares of common stock owned by executive officers in the Target 401(k) Plan as of April 9, 2025.

TARGET CORPORATION 2025 Proxy Statement	33
Stock ownership information

Beneficial ownership of Target’s largest
shareholders
The following table includes certain information about each person or entity known to us to be the beneficial owner of more than five percent of our common stock:

Name and address of >5% beneficial owner	Number of common shares beneficially owned	Percent of class(1)
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	44,943,336(2)	9.9%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, Massachusetts 02114	36,011,453(3)	7.9%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	32,466,320(4)	7.1%

(1)Based on shares outstanding on April 9, 2025.
(2)The Vanguard Group (Vanguard), as an investment adviser, reported its direct and indirect beneficial ownership on a
Schedule 13G/A filed with the SEC on February 13, 2024. The filing indicates that as of December 29, 2023, Vanguard had sole voting power for 0 shares, shared voting power for 626,323 shares, sole dispositive power for 42,864,003 shares, shared dispositive power for 2,079,333 shares, and aggregate beneficial ownership of 44,943,336 shares.
(3)State Street Corporation (State Street), as a parent holding company, reported its direct and indirect beneficial ownership in various fiduciary capacities (including as trustee under the Target 401(k) Plan) on a Schedule 13G/A filed with the SEC on
January 30, 2024. The filing indicates that as of December 31, 2023, State Street had sole voting power for 0 shares, shared voting power for 27,464,905 shares, sole dispositive power for 0 shares, shared dispositive power for 35,979,097 shares, and aggregate beneficial ownership of 36,011,453 shares and that State Street Global Advisors Trust Company (SSgA Trust), a
subsidiary of State Street, had sole voting power for 0 shares, shared voting power for 4,786,764, sole dispositive power for
0 shares, shared dispositive power for 23,489,941 shares, and aggregate beneficial ownership of 23,490,841 shares. Based on that information, SSgA Trust is also a beneficial owner of more than five percent of our common stock, holding 5.2% of
Target’s outstanding common shares.
(4)BlackRock, Inc. (BlackRock), as a parent holding company, reported its direct and indirect beneficial ownership on a
Schedule 13G/A filed with the SEC on January 26, 2024. The filing indicates that as of December 31, 2023, BlackRock had sole voting power for 28,914,725 shares, shared voting power for 0 shares, sole dispositive power for 32,466,320 shares, shared dispositive power for 0 shares, and aggregate beneficial ownership of 32,466,320 shares.

34	TARGET CORPORATION 2025 Proxy Statement

Compensation & Human Capital
Management Committee Report
The Compensation & Human Capital Management Committee has reviewed and discussed the following CD&A with management.
Based on this review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the CD&A be included in the 2024 Annual Report and the 2025 Proxy Statement.
Compensation & Human Capital Management Committee
Monica C. Lozano, Chair
Douglas M. Baker, Jr.
George S. Barrett
Donald R. Knauss
Christine A. Leahy
Compensation Discussion and
Analysis
Introduction
This CD&A focuses on how our NEOs were compensated for Fiscal 2024 and how their Fiscal 2024 compensation aligned with our pay for performance philosophy.
For Fiscal 2024 our NEOs were:

Name and principal position	Brian C. Cornell	Chair & Chief Executive Officer
	Jim Lee	Executive Vice President & Chief Financial Officer
	Michael J. Fiddelke	Executive Vice President & Chief Operating Officer and Former Chief Financial Officer
	Amy Tu	Executive Vice President & Chief Legal & Compliance Officer
	A. Christina Hennington	Executive Vice President & Chief Strategy & Growth Officer
	Richard H. Gomez	Executive Vice President & Chief Commercial Officer
During Fiscal 2024, Target experienced several changes in senior leadership. Michael Fiddelke was appointed to the role of EVP &
Chief Operating Officer effective February 4, 2024. Mr. Fiddelke retained his responsibilities as Chief Financial Officer until Jim Lee was hired as EVP & Chief Financial Officer on September 22, 2024. Amy Tu was hired as EVP & Chief Legal & Compliance Officer effective August 25, 2024. See “Competitive sign-on compensation related to new hires” on page 47 for compensation information related to the hiring of Mr. Lee and Ms. Tu.

CD&A table of contents	Executive summary	35
	Our framework for executive compensation	41
	Other benefit elements	47
	Compensation governance	48

TARGET CORPORATION 2025 Proxy Statement	35
Compensation Discussion and Analysis

Executive summary
In 2024, Net Sales grew 0.8% on a 52-week basis with full-year comparable sales growth of 0.1%. Our performance was fueled by traffic growth of 1.4%, reflecting increases in both our stores and digital channels. Digital comparable sales grew 7.5%, reflecting double-digit sales growth from our Drive Up service and Same Day Delivery powered by Target Circle 360 via our wholly owned subsidiary, Shipt, Inc. Additionally, we saw mid-teens growth in our Roundel media business. Though profit trends were not as consistent as we expect them to be over the long-term, the execution of our strategy along with disciplined inventory and expense management contributed to profit growth in 2024 on a 52-week basis.
At Target, our Team Members are the center of our culture, strategy, and success, and help us meet the evolving needs of our guests and business year after year. We invest in our Team Members by giving them opportunities to grow professionally, take care of themselves, each other, and their families by providing the following:
•Competitive pay for our Team Members. Our starting wage range of $15-$24 per hour positions us as a wage leader in every market we operate.
•Free employee assistance and mental health program which provides confidential, 24/7 access to licensed clinicians, free or low-cost access to virtual healthcare, and Team Members who work a minimum average of 25 hours are also eligible to enroll in a Target medical plan.
•Benefits to help Team Members secure quality child and elder care, paid family leave, and comprehensive time off plans.
•Tuition‑free degrees, certificates and foundational learning through Dream to Be, our industry‑leading education assistance benefit for our Team Members.
•A 401(k) dollar‑for‑dollar match up to 5%, 10% Team Member Discount, and 20% Wellness Discount on select wellness products.
We continue to invest in our business and communities, as illustrated in the "Financial performance highlights for Fiscal 2024" on the following page.

36	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Financial performance highlights for Fiscal 2024

Comparable Sales growth	Merchandise Sales fulfilled by stores	Change in GAAP and Adjusted EPS(1)

0.1%	97.6%	(0.9) %

After-tax ROIC (2)	5% of profits given to communities (3)	Capital invested in the business

15.4%	$406M	$2.9B
Total Shareholder Return (TSR)
(1)Adjusted EPS, a non-GAAP metric, excludes certain discretely managed items, when applicable. There were no adjustments in 2024. See page 30 of the 2024 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS and page 26 of the
2024 Annual Report for the calculation of the “Adjusted EPS Growth” provided above. Fiscal 2023 consisted of 53 weeks compared with 52 weeks for Fiscal 2024.
(2)ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating
Income. The calculation of the number provided above is disclosed on page 31 of the 2024 Annual Report.
(3)Calculated based on the average of the prior three years of pre-tax profits. Includes in-kind donations and cash from Target and the Target Foundation.
The pay programs described throughout our CD&A align with our pay for performance philosophy and are structured based on financial and operational performance and shareholder outcomes.

TARGET CORPORATION 2025 Proxy Statement	37
Compensation Discussion and Analysis

Shareholder support for our 2024 advisory vote on
executive compensation and shareholder outreach
program
At the 2024 Annual Meeting, shareholders approved our Say on Pay proposal in support of our executive compensation program by a vote of 93.2%. The following graph highlights the recent historical votes in support of our Say on Pay proposal.
We believe it is important to consider shareholder feedback as we design and evaluate our executive compensation program. We regularly communicate with our shareholders regarding a variety of topics and involve our Lead Independent Director in these conversations, as appropriate. We welcome continued engagement on compensation matters and other issues relevant to our business. See “Shareholder engagement” on page 16 for more information.
Executive compensation guiding principles
We believe executive compensation should be directly linked
to performance and long-term value creation for our
shareholders. With that in mind, three principles guide our
compensation program:
•Deliver on our pay for performance philosophy in support of our strategy;
•Provide a framework that encourages outstanding financial
results and shareholder returns over the long-term; and
•Attract, retain, and motivate a premier management team to
sustain our distinctive brand and its competitive advantage
in the marketplace.
A significant portion of our executive compensation is at risk, so the actual compensation realized by our NEOs may vary
from targeted compensation based upon the level of
achievement of specified performance objectives and stock
price performance.

38	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Pay for performance
We have a long-standing belief that our executive
compensation should directly reflect our organization’s
performance with substantial emphasis on creating long-term
value for our shareholders. We do that by providing our NEOs a mix of base salary, short-term incentives, and long-term
incentives with compensation opportunities measured by a
variety of time horizons to balance our near-term and long-
term strategic goals.
Annual TDC is the summed at-goal value of each pay
component and is used by the Compensation & Human
Capital Management Committee as the measure of the
intended total value of pay at the time the pay decision is
made, understanding that the actual amount earned will be
higher or lower based on actual performance.
Consistent with our guiding principles, 93% of CEO Annual
TDC and 83% of Non-CEO NEO Annual TDC is performance-
based. In addition, 100% of our annual LTI awards feature
relative performance-based metrics.
Importantly, the financial metrics we use for our pay programs are either based directly on GAAP financial measures, or in the specific circumstances in which they are not, we explain how and why they differ from GAAP.
Annual CEO pay mix(1)
At-risk compensation = 93%
Annual Non-CEO NEOs pay mix(1)
At-risk compensation = 83%
(1)Annual TDC differs from the “Total” for Fiscal 2024 in the “Summary compensation table” on page 53 because it: (a) includes
STIP opportunity at-goal as approved, rather than the actual payout that was earned, (b) includes the applicable PSU and
PBRSU awards based on the dollar value used by the Compensation & Human Capital Management Committee in
determining the number of shares granted, rather than the aggregate grant date fair value of awards, as computed in accordance with FASB ASC Topic 718, and (c) excludes the items shown under the “Change in pension value and nonqualified deferred compensation earnings” and “All other compensation” columns.

How annual CEO pay is tied to performance
The following pay elements are performance-based and represent a significant percentage of
Annual TDC.
•STIP — Payouts range from 0% to 200% of goal depending on Merchandise Sales, Incentive
Operating Income, and the assessment of the team scorecard.
•PSUs — Payouts range from 0% to 200% of goal depending on Adjusted Merchandise Sales growth, EPS growth, and ROIC performance relative to our retail peer group. Payout value is also tied to stock price performance.
•PBRSUs — Payouts range from 75% to 125% of goal depending on TSR performance relative to our retail peer group. Payout value is also tied to stock price performance.

TARGET CORPORATION 2025 Proxy Statement	39
Compensation Discussion and Analysis

Performance highlights
The following graphs highlight our historical performance on key metrics that we used in our executive compensation programs over each of the last five years. The metrics used in our compensation program are described in more detail in the CD&A narratives for each compensation element, as well as in the footnotes on this page.

Merchandise Sales (1) (in millions)	Operating Income (2) (in millions)
53 weeks

$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$92,400
$104,611
$107,588
$105,803
$104,820
2020
2021
2022
2023
2024

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$6,539
$8,946
$3,848
$5,707
$5,566
2020
2021
2022
2023
2024

53 weeks

EPS (3)	ROIC (4)

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$8.64
$14.10
$5.98
$8.94
$8.86
2020
2021
2022
2023
2024

53 weeks

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
23.5%
33.1%
12.6%
16.1%
15.4%
2020
2021
2022
2023
2024

53 weeks
(1)For our STIP compensation element, we use Merchandise Sales as reported in our applicable annual reports and shown above. For our PSU compensation element, we use Adjusted Merchandise Sales. See page 45 for additional information on the 2022-2024 PSU award adjustments. In our 2024 Annual Report, we changed the presentation of revenue in our
Consolidated Statements of Operations, consolidating the previous three-line format (Sales, Other Revenue, and Total
Revenue) to a single line labeled “Net Sales”, which reflects all revenues (formerly “Total Revenue”). As a result of this change, the amounts labeled “Sales” in our prior annual reports are now labeled “Merchandise Sales.” There was no impact to the previously reported amounts. See Note 2 to the consolidated financial statements in our 2024 Annual Report for additional information. Fiscal 2023 consisted of 53 weeks compared with 52 weeks for the other fiscal years presented. The extra week in Fiscal 2023 contributed $1,715 million to Merchandise Sales.
(2)Operating Income, as reported in our applicable annual reports and shown above, provides the basis for Incentive Operating
Income. Incentive Operating Income is one of the metrics we use in our STIP compensation element. Incentive Operating
Income, a non-GAAP metric, represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income. Fiscal 2023 consisted of 53 weeks compared with 52 weeks for the other fiscal years presented.
(3)For the 2022-2024 PSU awards, we use EPS as reported in our applicable annual reports and shown above, except for the exclusion of the one-time gain on the sale of the Dermstore business from the Fiscal 2021 base year, which decreased EPS by $0.55 per share to $13.55. Fiscal 2023 consisted of 53 weeks compared with 52 weeks for the other fiscal years presented.
(4)ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating
Income. For PSUs, we use ROIC as reported in our applicable annual reports and shown above.  See page 45 for additional information on the 2022-2024 PSU award adjustments. See our applicable annual reports for a more detailed description and calculation of ROIC.

40	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Incentive measures and actual performance
Actual payouts vary based on performance against goals approved by the Compensation & Human Capital Management
Committee at the beginning of the performance period. Our ongoing incentive programs have a proven track record of variable payouts based on performance over time.
•Our STIP is based on a combination of absolute financial goals and progress made toward key strategic priorities.
•100% of our ongoing LTI program features performance-based metrics and is tied to relative performance versus our retail peers.

	Component	Weight	Metric	Goal(1)	Actual(1)	Actual performance as a percentage of goal	Payout as a percentage of goal	Overall weighted payout as a percentage of goal

2024 STIP Performance	Financial	67%	Merchandise Sales	$105,776	$104,820	99.1%	82%	54.9%

			Incentive Operating Income(2)	$6,401	$5,994	93.6%

	Team scorecard	33%				N/A	85%	28.1%

Total payout as a percentage of goal								83%

	Award type	Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal

2022-2024 LTI Performance	PSUs	Adjusted Merchandise Sales CAGR	15 of 21	42%	61.6%

		EPS CAGR	14 of 21	40%

		ROIC	8 of 21	103%

			Performance rank relative to peers(3)	TSR(4)	Overall payout as a percentage of goal

	PBRSUs	Relative TSR	14 of 20	(37.0)%	100%

(1)In millions.
(2)See the “Performance highlights” tables and footnotes on page 39 for a description of how Incentive Operating Income is calculated from our financial statements.
(3)The retail peers for PBRSUs excludes Publix Super Markets, Inc. For more information, see “PBRSUs” on page 46.
(4)TSR is calculated based on the stock price of each company on the first and last day of the performance period using the average of each company’s stock price for the 90 calendar days immediately preceding the two measurement dates.

TARGET CORPORATION 2025 Proxy Statement	41
Compensation Discussion and Analysis

Our framework for executive compensation
Elements of annual TDC(1)

	Element	Key characteristics	Link to shareholder value	How we determine amount

Fixed	Base salary	Fixed compensation component payable in cash, representing less than 20% of Annual TDC for our NEOs. Reviewed annually and adjusted when appropriate.	A means to attract and retain talented executives capable of driving superior performance.	Based on individual contributions to business outcomes, the scope and complexity of each role, future potential, market data, and internal pay data.

Performance- based	Short-term incentives	Variable compensation component payable in cash based on Target’s performance against financial goals and progress made toward key strategic priorities.
Financial goals are tied
to achievement of key
financial measures.
NEOs are also
evaluated against
identified strategic
initiatives important to
driving sustainable,
durable, and profitable
sales growth.

Financial component is
based on:
•Merchandise Sales
•Incentive Operating
Income
Team scorecard is
based on the
Compensation &
Human Capital
Management
Committee’s
assessment of our
NEOs’ progress toward
strategic priorities.

	Performance share units	PSUs cliff vest at the end of the performance period and payouts are based on relative performance during the performance period versus our retail peer group.	PSUs recognize our NEOs for achieving superior long-term relative performance on three key metrics: •Adjusted Merchandise Sales growth •EPS growth •ROIC	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.

	Performance-based restricted stock units	PBRSUs cliff vest at the end of the performance period with payouts based on relative TSR performance during the performance period versus our retail peer group.	Fosters a culture of ownership, aligns the long-term interests of our NEOs with our shareholders, and rewards or penalizes based on relative TSR performance.	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.

(1)See page 38 for a description of how the Compensation & Human Capital Management Committee uses Annual TDC and how it differs from the “Total” in the “Summary compensation table” on page 53.

42	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Base salary
We provide base salary to deliver a stable amount of cash
compensation to our NEOs. To align with our pay for
performance philosophy, this non-variable element of our
executive compensation represents the smallest portion of
Annual TDC.
In March 2024, the Compensation & Human Capital
Management Committee approved a Fiscal 2024 base
salary increase of $125,000 for Mr. Fiddelke and $50,000 for
Ms. Hennington as part of their appointments as EVP &
Chief Operating Officer and EVP & Chief Strategy & Growth
Officer, respectively.
The Compensation & Human Capital Management
Committee approved starting salaries of $850,000 for Mr.
Lee and $825,000 for Ms. Tu in Fiscal 2024 in connection
with them joining Target as EVP & Chief Financial Officer
and EVP & Chief Legal & Compliance Officer, respectively.
Short-term incentives
All NEOs are eligible to earn cash awards under our STIP
program, which is designed to motivate and reward executives for performance on key annual measures. The financial
component of our STIP program is based on two financial
metrics: Merchandise Sales (50%) and Incentive Operating
Income (50%). See the “Performance highlights” tables and
footnotes on page 39 for a description of how Merchandise
Sales are reported and how Incentive Operating Income is
calculated from our financial statements.
The following table shows financial and team scorecard
payouts expressed as a percentage of goal. The at-goal pay
opportunity is 200% of base salary for our CEO and 100% of
base salary for our Non-CEO NEOs.
In Fiscal 2024, the threshold payout under the STIP program
increased from 20% to 30% to align with market practice.

	Fiscal 2024 (payout as a percentage of goal)

Component	Weight	Threshold	Goal	Maximum
Financial component (Merchandise Sales 50%, Incentive Operating Income 50%)	67%	20%	67%	134%
Team scorecard	33%	10%	33%	66%
Total		30%	100%	200%
Fiscal 2024 financial STIP design, performance goals, and how we performed in comparison to these goals
The Fiscal 2024 goals and actual performance were:

Metric	Goal(1)(2)(3)	Actual(1)(3)	Actual performance as a percentage of goal	Payout as a percentage of goal for each metric	Financial component payout as a percentage of goal
Merchandise Sales	$105,776	$104,820	99.1%	87%	82%
Incentive Operating Income(3)	$6,401	$5,994	93.6%	77%
(1)Dollars in millions.
(2)Threshold and maximum financial performance amounts are -/+5% of the Merchandise Sales goal and -/+20% of the
Incentive Operating Income goal.
(3)See the “Performance highlights” tables and footnotes on page 39 for a description of how Incentive Operating Income is calculated from our financial statements.
When approving the incentive design and goals in March 2024, the Board took into account the uncertain external environment and consumer outlook. The goals set at the beginning of the year required growth versus the prior years as follows:
•Our Merchandise Sales goal represented a 1.6% increase over the prior year actual Merchandise Sales on a 52-week basis.
•Our Incentive Operating Income goal represented a 7.3% increase over the prior year on a 52-week basis.

TARGET CORPORATION 2025 Proxy Statement	43
Compensation Discussion and Analysis

In Fiscal 2024, both top-line and bottom-line results were below goal:
•Merchandise Sales increased 0.7% over the prior year on a 52-week basis, resulting in an 87% of goal payout for the
Merchandise Sales metric.
•Incentive Operating Income increased 0.5% from the prior year on a 52-week basis, resulting in a 77% of goal payout for the
Incentive Operating Income metric.
The Compensation & Human Capital Management Committee approved a collective STIP financial outcome of 82% of goal payout, as determined under the plan and illustrated in the table provided above.
Fiscal 2024 team scorecard assessment
The team scorecard provides a general structure for
discussing and measuring performance of our NEOs as a
group. The basis of the team scorecard is reflective of the
highly integrated nature of our business, which requires shared accountability among our NEOs to drive our enterprise
strategy. The team scorecard component of Fiscal 2024 STIP
emphasizes the business outcomes that position us for strong performance in the future, and represents indicators that
demonstrate the health of Target’s business and team.
Management shared quarterly updates with the Compensation
& Human Capital Management Committee throughout Fiscal
2024 and the Committee determined actual payouts at the
March 2025 meeting based on its assessment of progress for
Fiscal 2024.
For Fiscal 2024, performance against the following key
indicators contributed to the overall team scorecard results:
•Launched a cohesive membership ecosystem, Target Circle,
which accelerated growth, deepened engagement, and
unlocked member value;
•Experienced strong comparable digital sales growth of
7.5%;
•Performed close to plan for Fiscal 2024 for new stores
opened in Fiscal 2023;
•Maintained strong Team Member engagement;
•Improved inventory turnover;
•Improved shortage rate in our stores; and
•Experienced mixed market share results at the category
level.
Taking into consideration the outcomes described above, the Compensation & Human Capital Management Committee approved an 85% team scorecard payout.
Total Fiscal 2024 STIP payout
The following table shows the resulting overall weighted payout as a percentage of goal, based on actual financial performance and progress made on key team scorecard indicators as described above.

Component	Weight	Payout as a percentage of goal	Overall weighted payout as a percentage of goal(1)
Financial component	67%	82%	54.9%
Team scorecard	33%	85%	28.1%
		Total payout as a percentage of goal	83%
(1)Since the at-goal pay opportunity is 200% of base salary for our CEO and 100% of base salary for our Non-CEO NEOs, the actual payout is 166% of base salary for our CEO and 83% of base salary for our Non-CEO NEOs.

44	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Long-term incentives
To align our NEOs’ pay outcomes with long-term performance, 100% of our annual LTI awards feature relative performance-based metrics. Annual LTI grants comprise the majority of each NEO’s total compensation.
Value of LTI awarded at grant
In determining the amount of individual LTI awards granted in
March of each year, the Compensation & Human Capital
Management Committee considered each NEO’s individual
contributions to business outcomes during the fiscal year,
potential future contributions, historical annual grant amounts, and retention considerations, as well as market data for
comparable executives from our retail and general industry
peer groups. Once the total annual LTI award amount for an
NEO is determined, 60% of that is granted in the form of PSUs and 40% in PBRSUs. Under this approach, strong long-term
performance relative to peers becomes the key driver of
compensation realized by our NEOs.
The Compensation & Human Capital Management Committee
increased Mr. Cornell’s annual LTI award by $1,300,000,
considering Mr. Cornell’s continued leadership that has
sustained Target’s long-term success. This increase resulted in positioning his overall TDC between median and the 75th
percentile of the combined peer group, which aligns with our pay for performance philosophy. Mr. Fiddelke received an
annual LTI award increase of $1,600,000 and Ms. Hennington
received an annual LTI award increase of $200,000 in
connection with their appointments as EVP & Chief Operating
Officer and EVP & Chief Strategy & Growth Officer,
respectively.
PSUs
In March 2024, the Compensation & Human Capital
Management Committee granted the 2024-2026 PSU awards.
The design of our fully relative PSU program supports the
critical drivers of our success while incentivizing our
performance relative to competing retailers. Our metrics reflect how we envision success in the execution of our strategy: to grow the top-line relative to the retail sector, to grow it
profitably, and to prudently deploy capital to drive the
business.
Our PSUs have a three-year performance period with the
number of shares based on the following three equally
weighted relative metrics versus our retail peer group:
•Adjusted Merchandise Sales growth. The compound
annual growth rate in Adjusted Merchandise Sales over the
performance period, relative to our retail peer group,
including adjustments to our reported results or those of our peer group, as described on the following page;
•EPS growth. The compound annual growth rate of our EPS
versus the reported EPS of our retail peer group; and
•ROIC. Average net operating profit after-tax divided by
average invested capital for both our results and our retail peer group, excluding discontinued operations.
See the “Performance highlights” tables and footnotes on
page 39 for additional information regarding Merchandise
Sales, EPS, and ROIC. The following example illustrates
potential PSU payouts at various levels of performance for the annual grant made in Fiscal 2024:

TARGET CORPORATION 2025 Proxy Statement	45
Compensation Discussion and Analysis

Relative performance measurement approach
Retail peer group
14th
percentile
Rank #18
57th
percentile
Rank #9
Anchored at
100%
81st
percentile
Rank #4

Bottom 14th percentile (Ranks 18-21) 0% of goal payout	Below 57th percentile (Ranks 10-17) Payout interpolated between 0% and 100%	Above 57th percentile (Ranks 5-8) Payout interpolated between 100% and 200%	Top 19th percentile (Ranks 1-4) 200% of goal payout

performance
For more information about our peer groups, see page 49.
PSU adjustments
The intent of our PSU program is to measure performance
relative to our peer group on the three previously described metrics. To achieve this measurement objectively, we base the initial rankings on annual reported financial results of each member of the retail peer group and Target (unless determined otherwise on the grant date). The Compensation & Human
Capital Management Committee has reserved discretion to
adjust the reported financial results for Target or any member of the retail peer group if it believes such adjustments are necessary to properly gauge Target’s relative performance.
For items known on the grant date, the Committee proactively addresses them as part of the award terms on the grant date.
For example, the 53rd week from our Merchandise Sales and
those of our peers is excluded to ensure a consistent time
frame comparison.
Historically, adjustments to Target’s results have included
items that did not reflect our ongoing core operations or were needed to ensure consistent time frame comparisons over the
performance period. These adjustments typically decreased
participants’ resulting payouts. The Compensation & Human
Capital Management Committee does not make adjustments
that are inconsistent with Target’s performance.
For the 2022-2024 PSU awards, we excluded the impact of
the one-time gain in the Fiscal 2021 base year of the sale of the Dermstore business from EPS growth to prevent Target’s
operational performance from being overstated due to the
transaction.
Other than as described above, no adjustments were made to
our annual reported results or those of our peers in
determining the payout of the 2022-2024 PSU awards.
2022-2024 PSU payout
In April 2025, our NEOs received payouts with respect to the
PSUs granted in March 2022 for the three-year performance
period ended February 1, 2025. These awards were paid at
61.6% of the goal number of shares.
The following table summarizes the rankings and payout
results for awards granted in Fiscal 2022. This outcome is
based on comparing our results to those of the retail peer
group approved at the time the PSUs were granted. The
Adjusted Merchandise Sales growth and EPS growth metrics
utilize a base year of Fiscal 2021 and a final performance year of Fiscal 2024, while ROIC is an average of Fiscal 2022, Fiscal
2023, and Fiscal 2024.

46	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal
Adjusted Merchandise Sales CAGR	15 of 21	42%	61.6%
EPS CAGR	14 of 21	40%
ROIC	8 of 21	103%
Consistent with the results discussed above, the Compensation & Human Capital Management Committee approved a total payout of 61.6%.
PBRSUs
In March 2024, the Compensation & Human Capital
Management Committee granted the 2024-2026 PBRSU
awards. Our PBRSUs have a three-year performance period
with the number of shares based on relative three-year TSR
performance versus our retail peer group. The number of
shares earned under the PBRSUs will be adjusted up or down
by 25 percentage points from the goal payout if Target’s TSR is in the top one-third or bottom one-third for the retail peer group, respectively, over the three-year vesting period. These stock-settled awards cliff vest at the end of the performance period.
The following example illustrates potential PBRSU payouts at various levels of performance for the annual grant made in
Fiscal 2024:
Relative performance measurement approach
Retail peer group
Bottom 6
Rank #15-20
75% of Goal
Payout
Middle 7
Rank #8-14
100% of Goal
Payout
Top 7
Rank #1-7
125% of Goal
Payout

TSR performance ranking(1)
(1)The retail peers for PBRSUs exclude Publix Super Markets, Inc. because it establishes its stock price on an annual basis, which makes it inappropriate for assessing our Relative TSR performance.
For more information about our peer groups, see page 49.
2022-2024 PBRSU payout
In March 2025, our NEOs received payouts with respect to the PBRSUs granted in March 2022 for the three-year performance period ended February 1, 2025. With a TSR ranking of 14 out of 20 relative to our retail peers, the Compensation & Human Capital
Management Committee approved a total payout of 100% of the goal number of shares. This outcome is based on comparing our results to those of the retail peer group approved at the time the PBRSUs were granted.

TARGET CORPORATION 2025 Proxy Statement	47
Compensation Discussion and Analysis

Competitive sign-on compensation related to new hires
On September 22, 2024, Mr. Lee joined Target as EVP &
Chief Financial Officer. In consideration of his estimated
forfeited compensation from his prior employer, Mr. Lee
received a cash sign-on bonus of $2,200,000 and RSUs
valued at $6,950,000, which vest ratably on an annual basis
over three years. His cash sign-on bonus is subject to
repayment in the event of voluntary termination or
involuntary termination for cause within 36 months of his
start date. Mr. Lee also received a pro-rata equity grant
consisting of PSUs and PBRSUs with a grant date present
value of $1,500,000. In addition, he received a STIP payout
for Fiscal 2024 performance prorated based on his start
date.
On August 25, 2024, Ms. Tu joined Target as EVP & Chief
Legal & Compliance Officer. In consideration of her
estimated forfeited compensation from her prior employer,
Ms. Tu received a cash sign-on bonus of $2,550,000 and
RSUs valued at $4,000,000, which vest ratably on an annual
basis over five years. Her cash sign-on bonus is subject to
repayment in the event of voluntary termination or
involuntary termination for cause within 36 months of her
start date. Ms. Tu also received an equity grant consisting of
PSUs and PBRSUs with a grant date present value of
$3,000,000. In addition, she received a STIP payout for
Fiscal 2024 performance prorated based on her start date.
Ms. Tu also received relocation assistance related to the
sale of her former home. See page 54 for additional
information.
Other benefit elements
We offer the following other benefits to our NEOs:
•Pension Plan. We maintain a Pension Plan for Team
Members hired prior to January 2009 who meet certain
eligibility criteria. We also maintain Supplemental Pension
Plans for those Team Members who are subject to IRS
limits on the basic Pension Plan or whose pensions are
adversely impacted by participating in our deferred
compensation plan. Our pension formula under these
plans is the same for all participants—there are no
enhanced benefits provided to our NEOs beyond
extending the pension formula to earnings above the
qualified plan limits or contributed to our deferred
compensation plan.
•Target 401(k) plan. The Target 401(k) Plan is available to
all Team Members after 90 days of employment. There is
no enhanced benefit for our NEOs.
•EDCP. For a broad management group we offer the
EDCP, which is a non-qualified, unfunded, individual
account deferred compensation plan. The plan’s
investment options generally mirror the Target 401(k)
Plan, but also includes a fund based on Target common
stock.
•Perquisites. We provide certain perquisites to our NEOs,
principally to allow them to devote more time to our
business and to promote their health and safety. In
addition, we provide benefits to our NEOs that we believe
serve a business purpose for Target, but which are
considered perquisites under SEC disclosure rules. The
Compensation & Human Capital Management Committee
reviews perquisites annually for consistency with our
philosophy. Mr. Cornell is only eligible for perquisites that serve a business purpose for Target or support his safety,
health, and well-being, such as home security, parking,
executive physical, and an allowance for personal use of
company-owned aircraft for security reasons.
•Income continuation plan. We provide an ICP to our
NEOs who are involuntarily terminated without cause to
assist in their occupational transitions.
Additional information on our Pension Plan, Target 401(k) Plan,
EDCP, and perquisites is provided in the footnotes and tables that follow the “Summary compensation table” on page 53.
See Note 2 to the “Table of potential payments upon
termination or change-in control” on page 61 for additional
information about the ICP.

48	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Compensation governance
Target’s executive compensation practices

Practice	Description	Page
Pay for performance	A significant percentage of the total direct compensation package features performance-based metrics, including 100% of our annual LTI awards.	38
Robust stock ownership guidelines	We have stock ownership guidelines of 7x base salary for the CEO, 3x base salary for Non-CEO NEOs, and 5x the annual cash retainer for the Board.	30
Annual shareholder “Say on Pay”	We value our shareholders’ input on our executive compensation programs. Our Board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in the CD&A, tabular disclosures, and related narrative of the 2025 Proxy Statement.	70
Double trigger change-in-control	We grant equity awards that require both a change-in-control and an involuntary termination without cause or voluntary termination with good reason in order to vest.	59
Annual compensation risk assessment	A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.	50
Clawback policies	We have a clawback policy that allows recovery of incentive cash, equity compensation, and severance payments when a senior executive’s intentional misconduct results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements. In accordance with SEC rules and NYSE listing standards, we have a separate clawback policy that requires the recovery of excess incentive- based compensation from covered officers in the event we are required to prepare a restatement of our consolidated financial statements.	51
Independent compensation consultant	The Compensation & Human Capital Management Committee retains an independent compensation consultant to advise on executive compensation programs and practices.	49
No hedging of company stock	Our NEOs and members of the Board may not directly or indirectly engage in transactions intended to hedge or offset the market value of Target common stock owned by them.	51
No pledging of company stock	Our NEOs and members of the Board may not directly or indirectly pledge Target common stock as collateral for any obligation.	51
No tax gross-ups	We do not provide tax gross-ups to our NEOs.
No dividends on unearned performance awards	We do not pay dividends on unearned performance awards.	56
No repricing or exchange of underwater stock options	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
No employment contracts	We do not use employment contracts with our NEOs.
Process for determining executive compensation
Compensation & Human Capital Management Committee
The Compensation & Human Capital Management Committee
is responsible for determining the composition and value of the pay packages for our Leadership Team. While the CD&A
describes the executive compensation awarded to our NEOs,
the process for setting executive compensation applies to the other members of our Leadership Team as well. The
Compensation & Human Capital Management Committee
receives assistance from two sources: (a) an independent
compensation consulting firm, Semler Brossy, and (b) our
internal executive compensation team, led by our Executive
Vice President & Chief Human Resources Officer (EVP &
CHRO).
All decisions regarding executive compensation are made
solely by the Compensation & Human Capital Management
Committee. The Compensation & Human Capital Management
Committee may not delegate its primary responsibility of
overseeing Leadership Team compensation, but it may
delegate to management authority for our compensation plans
that do not involve the setting of compensation levels for the
Leadership Team. In addition, the Compensation & Human
Capital Management Committee has established an Equity
Subcommittee comprised of Ms. Lozano, Mr. Baker, Mr.
Barrett, and Ms. Leahy for the purposes of granting equity
awards to members of the Board and any Team Members who
are subject to Section 16 of the Exchange Act and to take any action required to be performed by a committee or
subcommittee of “non-employee directors” to preserve the
exemption available under Rule 16b-3 of the Exchange Act.

TARGET CORPORATION 2025 Proxy Statement	49
Compensation Discussion and Analysis

Compensation & Human Capital Management Committee’s independent consultant
Semler Brossy has been retained by and reports directly to the
Compensation & Human Capital Management Committee and
does not have any other consulting engagements with
management or Target. The Committee assessed Semler
Brossy’s independence in light of SEC rules and NYSE listing standards and determined that no conflict of interest or
independence concerns exist.
With respect to CEO compensation, Semler Brossy provides
an independent recommendation to the Compensation &
Human Capital Management Committee, in the form of a range
of possible outcomes, for the Compensation & Human Capital
Management Committee’s consideration. In developing its
recommendation, Semler Brossy relies on its understanding of
Target’s business and compensation programs and its own
independent research and analysis. Semler Brossy does not
meet with our CEO with respect to CEO compensation. Semler
Brossy provides an independent assessment of the CEO’s
recommendations on NEO compensation to the
Compensation & Human Capital Management Committee.
Compensation of the Non-CEO NEOs
In developing compensation recommendations for the Non-
CEO NEOs, the EVP & CHRO provides our CEO with market
data on pay levels and compensation design practices
provided by management’s external compensation
consultants, Willis Towers Watson and Korn Ferry Group,
covering our retail and general industry peer group companies.
Management’s outside consultants do not have any interaction with either the Compensation & Human Capital Management
Committee or our CEO, but do interact with the EVP & CHRO
and her team. In addition to providing market data,
management’s external compensation consultants perform
other services for Target unrelated to determining executive compensation.
Our EVP & CHRO and CEO work together to develop our
CEO’s compensation recommendations to the Compensation
& Human Capital Management Committee for the Non-CEO
NEOs. The CEO alone is responsible for providing final
compensation recommendations to the Compensation &
Human Capital Management Committee for the Non-CEO
NEOs.
Benchmarking using compensation peer groups
Peer group market positioning is another important factor
considered in determining each NEO’s Annual TDC.
For each NEO, the Annual TDC levels and elements described
in the preceding pages are annually evaluated relative to our retail and general industry peer group companies. The market comparisons are determined by use of compensation data
obtained from publicly available proxy statements analyzed by
Semler Brossy and proprietary survey data assembled by
Willis Towers Watson and Korn Ferry Group.
Due to a range of factors, including the scope of NEO
positions, tenure in role, and company-specific concerns,
there is an imperfect comparability of NEO positions between companies. As a result, market position serves as a reference point in the Annual TDC determination process rather than a
formula-driven outcome.
The retail peer group is formulated based on an initial screen of companies in the Global Industry Classification Standard
Retailing or Food & Staples Retailing groups with revenue from core retail operations greater than $15 billion. The retail peer group is also used within our LTI plans. Target’s relative
performance compared to this peer group on key metrics
determines overall payout for our PSUs and PBRSUs. The
comparator group for PSUs and PBRSUs represents the
prevailing retail peer group at the time of grant. Changes to the peer group impact prospective grants only (outstanding grants are not amended). As a result, there are differences between the retail peer group within our outstanding LTI cycles.
General industry companies are also included as a peer group because they represent companies with whom we compete for
talent. Like the selected retailers, the general industry
companies are large and among the leaders in their industries.
The composition of the peer groups is reviewed annually to
ensure it is appropriate in terms of company size and business focus, and any changes made are reviewed with Semler
Brossy and approved by the Compensation & Human Capital
Management Committee. The retail and general industry peer
groups used for executive compensation granted in Fiscal
2024 are provided in the following table. Rite Aid was removed from the retail peer group in Fiscal 2024 due to its bankruptcy filing in October 2023.

50	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

2024 peer groups	Retail	Albertsons Companies, Inc. (ACI)	Kohl’s Corporation (KSS)	General industry	3M Company (MMM)	McDonald’s Corporation (MCD)
		Amazon.com, Inc. (AMZN)	The Kroger Co.(KR)		Abbott Laboratories (ABT)	MetLife, Inc. (MET)
		Best Buy Co., Inc. (BBY)	Lowe’s Companies, Inc. (LOW)		Archer-Daniels- Midland Company (ADM)	Mondelez International, Inc. (MDLZ)
		BJ’s Wholesale Club Holdings, Inc. (BJ)	Macy’s, Inc. (M)		The Cigna Group (CI)	NIKE, Inc. (NKE)
		Costco Wholesale Corporation (COST)	Nordstrom, Inc. (JWN)		The Coca-Cola Company (KO)	PepsiCo, Inc. (PEP)
		CVS Health Corporation (CVS)	Publix Super Markets, Inc. (PUSH)		Elevance Health, Inc. (ELV)	The Procter & Gamble Company (PG)
		Dollar General Corporation (DG)	Ross Stores, Inc. (ROST)		FedEx Corporation (FDX)	RTX Corporation (RTX)
		Dollar Tree, Inc. (DLTR)	The TJX Companies, Inc. (TJX)		General Mills, Inc. (GIS)	Starbucks Corporation (SBUX)
		The Gap, Inc. (GPS)	Walgreens Boots Alliance, Inc. (WBA)		Johnson & Johnson (JNJ)	United Parcel Service, Inc. (UPS)
		The Home Depot, Inc. (HD)	Walmart Inc. (WMT)		Johnson Controls International plc (JCI)	UnitedHealth Group Incorporated (UNH)
Marriott International, Inc. (MAR)
The following table summarizes our scale relative to our retail and general industry peer groups. The financial information reflects fiscal year-end data available as of February 1, 2025:

	2024 peer group comparison(1)(2)
	Retail			General industry
	Revenues	Market cap	Employees	Revenues	Market cap	Employees
25th Percentile	$22,994	$8,433	85,436	$35,976	$62,495	79,400
Median	$55,876	$28,724	183,900	$66,905	$110,797	104,900
75th Percentile	$150,697	$111,727	337,000	$90,958	$215,071	265,100
Target Corporation	$106,566	$61,941	440,000	$106,566	$61,941	440,000
(1)All dollar amounts in millions.
(2)Data Source: Equilar.
Compensation policies and risk
Compensation risk assessment
As part of our annual review of our compensation practices,
we conduct an analysis of whether our compensation policies
and practices for our Team Members create material risks for
Target. Our risk assessment is two pronged. First, we take a
“top-down” approach by evaluating whether our
compensation programs and policies intensify top enterprise-
wide risks. Next, we take a “bottom-up” approach to assess
the following key compensation risk areas: performance
measures, pay mix, goal setting and performance curve,
leverage, magnitude of pay, calculation of performance,
participant communication, severance, and corporate
governance.
The results of this analysis, which concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on Target, were reviewed by the
Compensation & Human Capital Management Committee’s
independent consultant and discussed with the Compensation
& Human Capital Management Committee. More specifically,
this conclusion was based on the following considerations:

TARGET CORPORATION 2025 Proxy Statement	51
Compensation Discussion and Analysis

Compensation risk considerations
Pay mix
Compensation mix of base salary, short-term incentives, and long-term incentives provides compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Performance metrics
A variety of distinct performance metrics are used in both the short-term and long-term incentive plans. This “portfolio” approach to performance metrics encourages focus on sustained and holistic overall company performance.

Performance goals
Goals are typically approved by our independent directors at the beginning of the performance period and take into account our historical performance, current strategic initiatives, and the expected macroeconomic environment. Our short-term and long-term incentive compensation programs are designed with payout curves and leverage that support our pay for performance philosophy. The relative nature of our LTI programs does not require setting absolute multi-year goals. Notably, our PSU program requires above median performance versus peers to earn an at-goal payout.

Equity incentives
Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for our NEOs to accumulate and maintain an ownership position in Target.

Risk mitigation policies
We incorporate several risk mitigation policies into our executive compensation program, including:
•the Compensation & Human Capital Management Committee’s ability to use “negative discretion” to determine appropriate payouts under formula-based plans;
•clawback policies that provide for recovery of compensation following a restatement of our consolidated financial statements or certain intentional misconduct;
•stock ownership guidelines for our NEOs and Board; and
•anti-hedging and anti-pledging policies.

Clawback policies
Our longstanding clawback policy allows for recovery of
compensation if a senior executive’s intentional misconduct:
•violates the law, our code of ethics, or any significant ethics or compliance policy; and
•results in material financial or reputational harm or results in a need for a restatement of our consolidated financial
statements.
The compensation elements that are subject to recovery under this policy include all:
•amounts paid under the STIP (including any discretionary
payments);
•awards under our LTI plans whether exercised, vested,
unvested, or deferred; and
•amounts paid under the ICP.
All recoveries are determined in the discretion of the Compensation & Human Capital Management Committee. In accordance with
SEC rules and NYSE listing standards, in 2023, we adopted a separate clawback policy that provides for the recovery of excess incentive-based compensation from covered officers in the event we are required to prepare a restatement of our consolidated financial statements.
Anti-hedging and anti-pledging policies
Members of the Leadership Team, which includes the CEO and Non-CEO NEOs, members of the Board, and all Team Members are prohibited from directly or indirectly engaging in capital transactions intended to hedge or offset the market value of Target common stock owned by them. In addition, the Leadership Team and members of the Board are prohibited from pledging Target common stock owned by them as collateral for any loan. All of our Leadership Team and members of the Board are in compliance with these policies.
Securities trading policy
Target has a securities trading policy governing the purchase, sale, and other dispositions of Target’s securities by directors, officers, and employees. Certain provisions of the policy apply to transactions by Target in its securities. Target believes that its securities trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Target. A copy of the securities trading policy was filed as Exhibit 19.1 to Target’s 2024 Annual Report.

52	TARGET CORPORATION 2025 Proxy Statement
Compensation Discussion and Analysis

Equity grant timing practices
The following practices have not been formalized in a written policy, but have been regularly followed:
•our annual LTI grant coincides with a regularly scheduled Board meeting that is scheduled more than one year in advance.
Currently, the annual LTI awards are granted at the March Board meeting. The Board has retained discretion to change the annual grant date in the future under appropriate circumstances;
•we do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates for the purpose of affecting the value of such grants; and
•we occasionally grant equity compensation to our NEOs outside of our annual LTI award cycle for new hires, promotions, recognition, retention, or other purposes. If the grant date is after the approval date, it must be on a date specified at the time of approval.

TARGET CORPORATION 2025 Proxy Statement	53

Compensation tables
Summary compensation table
The following “Summary compensation table” contains values calculated and disclosed according to SEC reporting requirements.
Salary, Bonus, and Non-Equity Incentive Plan compensation amounts reflect the compensation earned during each fiscal year.
Stock Awards reflect awards with a grant date during each fiscal year.

Name and principal position	Fiscal year	Salary	Bonus(1)	Stock awards(2)(3)	Non-equity incentive plan compensation(4)	Change in pension value and nonqualified deferred compensation earnings(5)	All other compensation(6)	Total
Brian C. Cornell Chair & Chief Executive Officer	2024	$1,400,000	$785,400	$16,087,492	$1,538,320	$0	$596,391	$20,407,603
	2023	$1,400,000	$831,600	$14,720,515	$1,782,200	$0	$469,038	$19,203,353
	2022	$1,400,000	$693,000	$14,476,318	$450,240	$0	$645,338	$17,664,896
Jim Lee EVP & Chief Financial Officer	2024	$310,577	$2,287,117	$8,527,406	$170,631	$0	$12,134	$11,307,865
Michael J. Fiddelke EVP & Chief Operating Officer and Former Chief Financial Officer	2024	$900,000	$252,450	$4,942,063	$494,460	$17,524	$134,946	$6,741,443
	2023	$771,226	$229,054	$3,259,800	$490,886	$16,433	$98,819	$4,866,218
	2022	$746,027	$184,673	$3,102,051	$119,982	$14,843	$163,026	$4,330,602
Amy Tu EVP & Chief Legal & Compliance Officer	2024	$364,904	$2,652,356	$7,154,576	$200,478	$0	$161,510	$10,533,824
A. Christina Hennington EVP & Chief Strategy & Growth Officer	2024	$767,308	$215,230	$2,996,794	$421,559	$18,416	$149,640	$4,568,947
	2023	$725,000	$215,325	$2,786,606	$461,463	$13,140	$125,425	$4,326,959
	2022	$717,055	$177,534	$2,533,360	$115,343	$15,475	$197,914	$3,756,681
Richard H. Gomez EVP & Chief Commercial Officer	2024	$764,423	$214,421	$2,628,759	$419,974	$0	$162,478	$4,190,055
(1)The “Bonus” amount shows actual payouts earned under our STIP for the team scorecard component. For Mr. Lee and Ms.
Tu, the “Bonus” amount also includes a sign-on bonus of $2,200,000 and $2,550,000, respectively, which was part of their new hire compensation.
(2)Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with
FASB ASC Topic 718. See Notes 21 and 22, Share-Based Compensation, in the 2024 Annual Report and the 2023 Annual
Report, respectively, for a description of our accounting and the assumptions used.
(3)Represents the aggregate grant date fair value of PSUs and PBRSUs that were computed based on the probable outcome of the performance conditions as of the grant date. Actual payments will be based on degree of attainment of the performance conditions and our stock price on the settlement date. For Mr. Lee and Ms. Tu, this also includes the aggregate grant date fair value of PSUs, PBRSUs, and RSUs granted as a part of their new hire compensation. The range of payments for the PSUs granted in Fiscal 2024 is as follows:

54	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Name	Minimum amount	Amount reported	Maximum amount
Mr. Cornell PSU Granted 3/13/24	$0	$9,180,029	$18,360,058
Mr. Lee PSU Granted 9/30/24	$0	$900,079	$1,800,158
Mr. Fiddelke PSU Granted 3/13/24	$0	$2,820,154	$5,640,308
Ms. Tu PSU Granted 8/30/24	$0	$1,800,079	$3,600,158
Ms. Hennington PSU Granted 3/13/24	$0	$1,710,007	$3,420,014
Mr. Gomez PSU Granted 3/13/24	$0	$1,500,064	$3,000,128
(4)The “Non-equity incentive plan compensation” amount shows actual payouts earned under the financial component of our
STIP.
(5)The “Change in pension value and nonqualified deferred compensation earnings” amount represents the change in the qualified pension amounts for NEOs who are eligible for our Pension Plan, SPP I, or SPP II and reflects the additional pension benefits attributable to additional service, increases in eligible earnings, and changes in the discount rate. The discount rates used in Fiscal 2024, Fiscal 2023, and Fiscal 2022 were 5.68%, 5.20%, and 4.83%, respectively. For Fiscal 2024, the actual change in the qualified pension plan amount was an increase of $17,524 for Mr. Fiddelke  and an increase of $18,416 for Ms.
Hennington. Mr. Cornell, Mr. Lee, Ms. Tu, and Mr. Gomez are not eligible for the Pension Plan, SPP I, or SPP II because they were hired after January 2009.
(6)The “All other compensation” amounts reported for Fiscal 2024 include the elements in the following table:

Name	Company matching contributions	Life insurance	SPP adjustments	Perquisites	Total
Mr. Cornell	$200,690	$45,720	$0	$349,981	$596,391
Mr. Lee	$3,106	$2,771	$0	$6,257	$12,134
Mr. Fiddelke	$80,834	$5,400	$42,480	$6,232	$134,946
Ms. Tu	$317	$6,341	$0	$154,852	$161,510
Ms. Hennington	$72,351	$8,280	$42,984	$26,025	$149,640
Mr. Gomez	$71,955	$15,480	$0	$75,043	$162,478
Company matching contributions. Company matching contributions represent restored match credits and 401(k) matching contributions made by Target. Restored match credits represent matching contributions made by Target into a participant’s
EDCP account where matching contributions for eligible pay are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits. The amount of the restored match credits may represent up to a maximum of 5% of eligible pay allocated between the participant’s Target 401(k) Plan and EDCP accounts. The 5% match rate is the same for all Team
Members.
Life insurance. Life insurance represents the dollar value of life insurance premiums paid by Target.
SPP adjustments. SPP adjustments represent fluctuations of supplemental pension plan benefits that are credited or debited to the NEO’s EDCP accounts. These benefits are based on our normal pension formulas. As applicable, they are affected by final average pay, service, age, and changes in interest rates.
Perquisites. The dollar amount of “Perquisites” in this Note’s table represents the incremental cost of providing the perquisite. We generally measure incremental cost by the additional variable costs attributable to personal use, and we disregard fixed costs that do not change based on usage. Incremental cost for personal use of company-provided aircraft was determined by including fuel cost, landing fees, on-board catering, any variable maintenance costs attributable to personal flights, any commuting expenses to and from the airport, and related unoccupied positioning, or “deadhead,” flights.
Mr. Cornell is eligible only for perquisites that serve a business purpose for Target or support his safety, health, and well-
being, namely: reimbursement of security expenses, on-site parking, executive physical, and personal use of company-owned aircraft (including to travel to outside board meetings) for security reasons. The perquisites for our Non-CEO NEOs typically consist of reimbursement of financial management expenses, reimbursement of security expenses, on-site parking, spousal travel on business trips, limited personal use of company-owned aircraft (including to travel to outside board meetings), and executive physicals. The individual perquisites that exceeded $25,000 were use of the company-owned aircraft and relocation assistance. Mr. Cornell’s personal use of company-owned aircraft was for security reasons, which amounted to $338,669, and Mr. Gomez’s personal use of company-owned aircraft was for travel to outside board meetings, which amounted to
$55,664. No tax gross-ups are provided on these perquisites.
In connection with the hiring of Ms. Tu as our EVP & Chief Legal & Compliance Officer and her relocation to Minneapolis,
Minnesota where our corporate headquarters are located, we provided Ms. Tu with relocation assistance under our homeowner relocation policy. Pursuant to the policy, we agreed to purchase Ms. Tu’s former home in Arkansas at a fixed price and we subsequently sold the property in February 2025. The amount reported in this column for Ms. Tu represents

TARGET CORPORATION 2025 Proxy Statement	55
Compensation tables

transaction and carrying costs of $146,632. We provided this relocation benefit as an inducement for Ms. Tu to join Target and relocate to Minneapolis, Minnesota. Ms. Tu’s relocation benefit is subject to repayment if she voluntarily leaves Target at any time within 36 months of her start date.
In addition to the perquisites described in this Note and quantified in this Note’s table, the NEOs occasionally use support staff time for personal matters, principally to allow them to devote more time to our business, and receive personal use of empty seats on business flights of company-owned aircraft, and personal use of event tickets when such tickets are not being used for business purposes, each of which are benefits for which we have no incremental cost.
Grants of plan-based awards in Fiscal 2024

		Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards(3)	Grant date fair value of stock awards(4)
Name	Grant date	Threshold	Target	Maximum	Threshold	Target	Maximum
Brian C.	3/13/24	$560,000	$1,876,000	$3,752,000
Cornell	3/13/24				0	55,445	110,890		$9,180,029
	3/13/24				27,723	36,964	46,205		$6,907,463
Jim Lee	9/22/24	$62,115	$208,087	$416,173
	9/30/24							44,747	$6,950,104
	9/30/24				0	5,795	11,590		$900,079
	9/30/24				2,898	3,863	4,829		$677,223
Michael J.	3/13/24	$180,000	$603,000	$1,206,000
Fiddelke	3/13/24				0	17,033	34,066		$2,820,154
	3/13/24				8,517	11,355	14,194		$2,121,909
Amy Tu	8/25/24	$72,981	$244,486	$488,971
	8/30/24							26,124	$4,000,107
	8/30/24				0	11,756	23,512		$1,800,079
	8/30/24				5,878	7,837	9,797		$1,354,390
A. Christina	3/13/24	$153,462	$514,096	$1,028,193
Hennington	3/13/24				0	10,328	20,656		$1,710,007
	3/13/24				5,165	6,886	8,608		$1,286,787
Richard H.	3/13/24	$152,885	$512,163	$1,024,327
Gomez	3/13/24				0	9,060	18,120		$1,500,064
	3/13/24				4,530	6,040	7,550		$1,128,695
(1)Awards represent potential payments under the financial component of our annual STIP in Fiscal 2024, which are based on specified target levels of Incentive Operating Income and Merchandise Sales, as described on page 39 of the CD&A. The actual payouts earned under the financial component of our annual STIP are reflected in the “Non-equity incentive plan compensation” column of the “Summary compensation table.” 67% of the annual STIP is based on the financial component, and 33% is based on the team scorecard component, as described on page 43. The threshold, goal, and maximum payouts for the team scorecard component as a percentage of goal, which are not included in the table above, are described on page
42. To be eligible for a payment under the annual STIP, NEOs must be employed on the date the payments are made
(typically in March of each year with respect to the preceding fiscal year), except in the event of death, disability, or retirement eligibility (termination other than for cause after age 55 with at least five years of service). The maximum payment for our annual STIP is the annual plan maximum, which is generally four times salary for our CEO and two times salary for Non-CEO
NEOs.
(2)Awards represent potential payments under PSUs and PBRSUs granted in Fiscal 2024. See the CD&A for a more detailed description of the performance measures for those awards. The other terms of the PSUs and PBRSUs are described in Note 2 to the “Outstanding equity awards at Fiscal 2024 year-end” table on page 56.
(3)Awards represent RSUs granted in Fiscal 2024. The other terms of the RSUs are described in Note 1 to the “Outstanding equity awards at 2024 fiscal year-end” table on page 56. Mr. Lee and Ms. Tu received RSUs as a part of their new hire compensation.
(4)Grant date fair value for PSUs, PBRSUs, and RSUs was determined pursuant to FASB ASC Topic 718.

56	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Outstanding equity awards at Fiscal 2024 year-end

Name		Stock awards
	Grant Date	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(2)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2)
Brian C. Cornell	3/8/2023			155,697	$21,472,173
	3/13/2024			104,985	$14,478,481
Jim Lee	9/30/2024	45,529	$6,278,904	10,813	$1,491,221
Michael J. Fiddelke	3/8/2023			34,491	$4,756,654
	3/13/2024			32,253	$4,448,011
Amy Tu	8/30/2024	26,580	$3,665,648	21,931	$3,024,504
A. Christina Hennington	3/8/2023			29,486	$4,066,414
	3/13/2024			19,562	$2,697,795
Richard H. Gomez	3/8/2023			25,596	$3,529,944
	3/13/2024			17,159	$2,366,398
(1)Represents shares issuable under outstanding RSUs granted to both Mr. Lee and Ms. Tu as a part of their new hire compensation. For Mr. Lee, those RSUs vest in one-third increments on each of the first three anniversaries of the grant date.
For Ms. Tu, those RSUs vest in one-fifth increments on each of the first five anniversaries of the grant date. After vesting, the
RSUs will be converted into shares of our common stock on a 1:1 basis. Dividend equivalents are accrued (in the form of additional units) on the RSUs during the vesting period and converted to shares if and after the underlying RSUs vest. Mr. Lee and Ms. Tu must generally be continuously employed for three and five years, respectively, from the grant date in order to receive the shares, except vesting of 100% of the outstanding RSUs is accelerated in the event of death or disability.
(2)The shares reported in these columns represent potentially issuable shares under outstanding PSUs and PBRSUs, which represent the right to receive a variable number of shares based on actual performance over the performance periods described in the CD&A of the applicable proxy statements for the years the awards were granted. The number of shares reported is based on our actual performance results through the end of Fiscal 2024 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target, or maximum). The performance levels required for payouts on outstanding awards are described in the CD&A of the applicable proxy statements for the years the awards were granted. The market value of stock reported is calculated by multiplying the number of shares by our Year-
End Stock Price. As of the end of the Fiscal 2024, actual performance results for the 2023-2025 PSUs and all outstanding
PBRSUs were at or above target levels. Actual performance results for the 2024-2026 PSUs were below target levels. Based on this performance, the amounts in these columns represent payouts at the maximum level for the 2023-2025 PSUs and all outstanding PBRSUs, and payouts at the target level for the 2024-2026 PSUs.
Dividend equivalents are accrued (in the form of additional units) on PSUs and PBRSUs, respectively, during the vesting period and are subject to the same performance and other conditions as the underlying PSUs and PBRSUs. The dividend equivalents are converted to shares if and after the underlying PSUs and PBRSUs vest.
The payment date of the awards, to the extent they are earned, will generally be within 90 days after the date the
Compensation & Human Capital Management Committee certifies the financial results following completion of the performance period. In addition, PSUs and PBRSUs are subject to certain post-employment covenants. Vesting will also occur, and any shares earned upon certification of the financial results following completion of the performance period will be paid, if a termination occurs under the following circumstances prior to the end of the performance period (referred to as
“vesting-extension provisions”):
•death or disability;
•NEO is age 55 or greater and has at least 5 years of service;
•for PSUs only, the NEO is age 45-54, has at least 15 years of service, and has worked for a specified minimum amount of the performance period (one to two years, depending on age); or
•for PBRSUs only, 50% of the shares subject to an award will vest if the recipient is involuntarily terminated without cause prior to the scheduled vesting date.
To receive these vesting-extension provisions, the NEO must sign an agreement that releases any claims against us and includes post-employment covenants. If the termination is voluntary, the NEO must also have commenced discussions with
Target regarding the NEO’s consideration of termination at least six months prior to termination. Beginning in 2023, the NEOs vest pro-rata in awards granted during the fiscal year in which their retirement occurs. These vesting-extension provisions are not available if an executive officer’s employment is terminated for cause. If an NEO’s employment is terminated for cause, then all PSUs and PBRSUs are forfeited.

TARGET CORPORATION 2025 Proxy Statement	57
Compensation tables

Stock vested in Fiscal 2024

Name	Stock awards
	Number of shares acquired on vesting	Value realized on vesting(1)
Brian C. Cornell	54,467	$5,538,869
Jim Lee	0	$0
Michael J. Fiddelke	11,680	$1,187,768
Amy Tu	0	$0
A. Christina Hennington	9,540	$970,169
Richard H. Gomez	8,571	$871,623
(1)“Value realized on vesting” is calculated by multiplying the number of shares acquired on vesting by the market value of
Target common stock on the respective vesting date(s), except that where the Compensation & Human Capital Management
Committee must certify the number of shares earned, “Value realized on vesting” is calculated by multiplying the number of shares earned by the market value of Target common stock on the date the Compensation & Human Capital Management
Committee certifies the shares that were earned.
Pension benefits for Fiscal 2024

Name(1)	Plan name	Age at FYE	Number of years credited service	Present value of accumulated benefit	Payments during last fiscal year
Michael J. Fiddelke	Target Corporation Pension Plan	48	20	$164,258	$0
A. Christina Hennington	Target Corporation Pension Plan	50	21	$177,173	$0
(1)Mr. Cornell, Mr. Lee, Ms. Tu, and Mr. Gomez are not eligible for the Target Corporation Pension Plan, SPP I, or SPP II
because they were hired after January 2009.
Pension plan
The “Pension benefits for Fiscal 2024” table reports benefits under the Pension Plan, which is a tax qualified retirement plan that provides retirement benefits to eligible Team Members
who were hired prior to January 2009. The Pension Plan uses
two different benefit formulas: Final Average Pay and Cash
Balance Plan. Team Members who were active participants in
the Pension Plan prior to 2003 had the choice to have benefits for their service after December 31, 2002 calculated using
either the final average pay formula or the cash balance plan formula. Since Mr. Fiddelke and Ms. Hennington joined Target after December 31, 2002, their benefit is based on the Cash
Balance Plan Formula.
Final average pay formula
The final average pay formula is calculated using final average pay as limited by the IRC. The final average pay benefit is
expressed as a monthly single life annuity that commences at age 65.
Participants can elect among annuity forms that have an
actuarially equivalent value. Early retirement payments may
commence at age 55.
Cash balance plan formula
The cash balance plan formula is determined by the value of
the participant’s cash balance plan account balance, which is credited each calendar quarter with both pay credits and
interest credits. Pay credits to a participant’s personal pension account are based on a fixed percentage of the participant’s eligible pay for the quarter, subject to the annual IRC limit, ranging from 1.5% to 6.5%, depending upon the participant’s
combined age and service. Interest credits to a participant’s personal pension account are generally made on the last day
of the quarter based on the value of the account at the
beginning of the quarter and at an interest rate of 4.64%. A participant’s cash balance plan account balance is payable to the participant at any time after termination of employment in a form elected by the participant.

58	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Supplemental pension plans
We also provide benefits under supplemental pension plans,
which are reflected in the “Nonqualified deferred
compensation for Fiscal 2024” table. SPP I restores the lost qualified Pension Plan benefit due to an officer’s eligible pay being greater than the annual compensation limits imposed by the IRC, and is based on the same benefit formulas used for
determining benefits under the Pension Plan. SPP II restores the lost qualified Pension Plan benefit due to amounts being deferred under the EDCP (our current deferred compensation
plan) and therefore not considered for benefit purposes under the Pension Plan or SPP I.
Each year, the annual change in the actuarial lump-sum
amount of a participant’s vested benefits under SPP I and II is calculated and added to, or deducted from, the participant’s
EDCP account. A final calculation and an EDCP account
adjustment occurs upon termination of employment. Because
of the feature that annually transfers amounts to a participant’s
EDCP account, the benefits accrued under SPP I and II are
reflected as EDCP deferrals in the “Nonqualified deferred
compensation for Fiscal 2024” table.
Nonqualified deferred compensation for Fiscal 2024
The amounts in the following table represent deferrals under the EDCP, which includes the supplemental pension benefits discussed in the preceding section.

Name	Executive contributions in last FY(1)	Registrant contributions in last FY(2)	Aggregate earnings in last FY(3)	Aggregate withdrawals/ distributions in last FY	Aggregate balance at last FYE(4)
Brian C. Cornell	$186,186	$183,440	$744,229	$0	$7,016,088
Jim Lee	$6,539	$0	$84	$0	$6,623
Michael J. Fiddelke	$98,671	$105,386	$146,161	$0	$1,844,908
Amy Tu	$14,279	$317	$163	$0	$14,759
A. Christina Hennington	$581,594	$97,602	$465,265	$0	$5,117,112
Richard H. Gomez	$247,852	$54,474	$278,865	($485,718)	$1,634,935
(1)All amounts of executive contributions in the table have been reported in the current year “Summary compensation table.”
(2)All registrant contributions from the table have been reported in the current year “Summary compensation table.” Registrant contributions include transfers of SPP benefits, whether such adjustments are positive or negative, and restored match credits on executive deferrals into the EDCP (i.e., matching contributions made into a participant’s EDCP account where matching contributions are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits).
Restored match credits are subject to a vesting requirement. Contributions made in Fiscal 2017 and later years cliff vest five years after an executive first becomes eligible to participate in EDCP. The restored match credits made to each of our NEOs in Fiscal 2024 are vested.
(3)No amounts from aggregate earnings in the table have been reported in the current year “Summary compensation table.”
(4)The following amounts of the aggregate balance from the table were reported in the summary compensation tables covering
Fiscal 2006 to Fiscal 2023.

Name	Reported in prior years’ summary compensation tables
Mr. Cornell	$3,864,300
Mr. Lee	$0
Mr. Fiddelke	$844,890
Ms. Tu	$0
Ms. Hennington	$2,088,091
Mr. Gomez	$0

TARGET CORPORATION 2025 Proxy Statement	59
Compensation tables

Participants in the EDCP may generally elect to defer up to
80% of their salary, bonus, and non-equity incentive plan
payments. At any time, EDCP participants are permitted to
choose to have their account balance indexed to crediting rate alternatives that generally mirror the investment choices and actual rates of return available under the Target 401(k) Plan, except that the EDCP alternatives also include a Target
common stock fund. Target invests general corporate assets
through various investment vehicles to offset a substantial
portion of the economic exposure to the investment returns
earned under EDCP. See Note 22, Defined Contribution Plans,
in the 2024 Annual Report for additional information.
At the time of deferral, participants can elect to receive a distribution of their EDCP account at a fixed date or upon
termination of employment. EDCP payouts at a fixed date will be made as lump-sum payments. EDCP payouts made on
termination of employment can be made as a lump-sum
payment, or installment payments over five or ten years
commencing immediately or one year after termination of
employment. EDCP payouts are also made in the case of the
termination of EDCP, a qualifying change-in-control, or
unforeseeable financial emergency of the participant creating severe financial hardship.
The EDCP is intended to comply with IRC Section 409A. As a
result, payments to NEOs based on a termination of
employment will generally be delayed six months. The EDCP is an unfunded plan and represents a general unsecured
obligation of Target. Participants’ account balances will be paid only if Target has the ability to pay. Accordingly, account balances may be lost in the event of Target’s bankruptcy or
insolvency.
Potential payments upon termination or
change-in-control
This section explains the payments and benefits to which our currently employed NEOs are entitled in various termination of employment and change-in-control scenarios. The potential
payments to the currently employed NEOs are hypothetical
situations only, and assume that termination of employment
and/or change-in-control occurred on February 1, 2025, the
last day of Fiscal 2024, and that any consideration paid in
connection with a hypothetical change-in-control was at our
Year-End Stock Price.
In general terms, we will experience a change-in-control, as defined in our compensation plans, whenever any of the
following events occur:
•our continuing directors cease to constitute a majority of our
Board (any director who assumes office as a result of an
actual or threatened contested election will not be
considered to be a continuing director);
•any person or group acquires 30% or more of our common
stock;
•we merge with or into another company and our
shareholders own less than 60% of the combined company;
or
•our shareholders approve an agreement or plan to liquidate
or dissolve Target.
Where there is a change-in-control, a double-trigger generally applies to PSUs and PBRSUs, meaning that no outstanding
awards of those types granted will accelerate upon a change-
in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a
voluntary termination of employment for good reason occurs.
Good reason generally means a material reduction in
compensation or responsibilities, or a required relocation
following a change-in-control.
The intent of this section is to isolate those payments and
benefits for which the amount, vesting, or time of payment is altered by the described termination or change-in-control
situations. Because of that focus, this section does not cover all amounts the NEOs will receive following termination.
Specifically, under all employment termination scenarios,
NEOs are entitled to receive their vested balances under our pension and deferred compensation plans, as disclosed in the
“Pension benefits for Fiscal 2024” and “Nonqualified deferred compensation for Fiscal 2024” tables.
The following table shows the payments and benefits for which the amount, vesting, or time of payment is altered by each
employment termination situation. The footnotes to the table explain the general provisions applicable to each situation. In addition, our plans do not provide for any gross-ups for taxes due on any payments described in this section.

60	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Table of potential payments upon termination or
change-in-control

Name/Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary without cause or voluntary good reason termination
Brian C. Cornell(1)
ICP Payments (Severance)(2)	$0	$7,998,987	$0	$0	$0	$7,998,987
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$15,336,282
PBRSU Vesting(3)(4)	$7,668,486	$3,834,312	$7,668,486	$7,668,486	$0	$10,224,509
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$7,668,486	$11,833,299	$10,668,486	$8,088,486	$0	$33,559,778
Jim Lee
ICP Payments (Severance)(2)	$0	$1,730,000	$0	$0	$0	$1,730,000
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$805,946
PBRSU Vesting(3)(4)	$0	$201,487	$402,973	$402,973	$0	$537,297
RSU Vesting(3)(4)	$0	$3,111,250	$6,222,361	$6,222,361	$0	$6,222,361
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$5,042,737	$9,625,334	$7,045,334	$0	$9,295,604
Michael J. Fiddelke(1)
ICP Payments (Severance)(2)	$0	$3,187,805	$0	$0	$0	$3,187,805
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$4,067,931
PBRSU Vesting(3)(4)	$0	$1,017,224	$2,034,173	$2,034,173	$0	$2,712,000
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$4,205,029	$5,034,173	$2,454,173	$0	$9,967,736
Amy Tu
ICP Payments (Severance)(2)	$0	$1,680,000	$0	$0	$0	$1,680,000
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$1,634,785
PBRSU Vesting(3)(4)	$0	$408,765	$817,530	$817,530	$0	$1,089,903
RSU Vesting(3)(4)	$0	$1,816,413	$3,632,687	$3,632,687	$0	$3,632,687
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$3,905,178	$7,450,217	$4,870,217	$0	$8,037,375
A. Christina Hennington(1)
ICP Payments (Severance)(2)	$0	$2,857,388	$0	$0	$0	$2,857,388
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,880,250
PBRSU Vesting(3)(4)	$0	$720,304	$1,440,470	$1,440,470	$0	$1,920,535
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$3,577,692	$4,440,470	$1,860,470	$0	$7,658,173

TARGET CORPORATION 2025 Proxy Statement	61
Compensation tables

Name/Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary without cause or voluntary good reason termination
Richard H. Gomez(1)
ICP Payments (Severance)(2)	$0	$2,893,563	$0	$0	$0	$2,893,563
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,513,410
PBRSU Vesting(3)(4)	$1,257,050	$628,594	$1,257,050	$1,257,050	$0	$1,675,882
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$1,257,050	$3,522,157	$4,257,050	$1,677,050	$0	$7,082,855
(1)A “Retirement Eligible NEO” is an NEO who has met the age and years of service requirements described in Note 2 to the
“Outstanding equity awards at Fiscal 2024 year-end” table on page 56. The Retirement Eligible NEOs are Mr. Cornell and Mr.
Gomez for PSUs and PBRSUs. Mr. Fiddelke and Ms. Hennington are Retirement Eligible NEOs for PSUs only.
(2)We provide ICP payments to NEOs who are involuntarily terminated without cause to assist in their occupational transitions.
The maximum payment under the ICP (paid during regular pay cycles over 24 months) is two times the sum of base salary and the average of the last three years of short-term incentive payments. In addition, any NEO who receives severance payments under the ICP also receives a $30,000 allowance for outplacement services. Each of the NEOs is eligible for 24 months of payments under the ICP, conditioned on the NEO releasing any claims against us and agreeing to certain post-
employment covenants.
(3)Amounts are determined by multiplying the number of shares for which vesting is accelerated by our Year-End Stock Price.
For PSUs and PBRSUs, shares are based either on the Earned Payout or the Goal Payout. Where the share amount is determined based on Earned Payout, the table uses the minimum amount that can be earned, which is 0% of the at-goal payout for PSUs and 75% of the at-goal payout for PBRSUs. The number of shares for which vesting is accelerated for each employment termination situation is as follows:
Voluntary termination. All unvested shares are forfeited, except that for a Retirement Eligible NEO vesting is accelerated for
100% of the Earned Payout shares for PSUs and PBRSUs and 100% of any shares for RSUs.
Involuntary termination. Vesting is accelerated for 50% of any unvested shares for sign-on RSUs granted to Mr. Lee and Ms.
Tu and 50% of the Earned Payout shares for PBRSUs, and the remaining unvested shares are forfeited. All unvested shares are forfeited for PSUs, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PSUs.
Death/disability. Vesting is accelerated for 100% of the Earned Payout shares for PSUs and PBRSUs and for 100% of any shares for RSUs.
Change-in-control. PSUs, PBRSUs, and RSUs are subject to a double-trigger. Where both triggers occur, vesting is accelerated for 100% of the Goal Payout shares for PSUs and PBRSUs and for 100% of any shares for RSUs. We use 100%
of the Goal Payout for PSUs and PBRSUs in connection with a change-in-control to eliminate arbitrary results that could occur with a shortened performance period and in case calculation of actual or comparable performance metrics would be unfeasible following the change-in-control.
(4)Additional detail about the accelerated vesting provisions of the PSUs, PBRSUs, and RSUs can be found in the Notes under the “Outstanding equity awards at Fiscal 2024 year-end” table on page 56.
(5)Depending on the level of coverage elected by the participant, life insurance proceeds range from $50,000 to an amount equal to three times the sum of the prior year’s annual base salary and the most recent bonus and non-equity incentive plan payments, up to a maximum of $3 million.
(6)Represents annual payments under our Excess LTD Plan, which provides monthly disability income payments with respect to the portion of annualized salary and three-year average bonus and non-equity incentive plan compensation above the annual compensation limit (currently set at $300,000), but not exceeding $1 million, for our Base LTD Plan. The Excess LTD Plan replaces 60% of a participant’s eligible compensation. A participant who becomes disabled before age 65 is eligible to receive payments under the plan while he or she is totally and permanently disabled through age 65 (with a minimum of three years of disability payments) or death, if sooner. In order to receive payments under the Excess LTD Plan, the NEO must be enrolled in the Base LTD Plan.

62	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Pay ratio disclosure
As disclosed in the “Summary compensation table” on page
53, the Fiscal 2024 total annual compensation for our CEO
was $20,407,603. We estimate that the Fiscal 2024 total
annual compensation for the median Team Member was
$27,090. The median Team Member is employed part-time.
The resulting ratio of our CEO’s total annual compensation to that of the median Team Member for Fiscal 2024 is 753 to 1.
The median Team Member’s Fiscal 2024 total annual
compensation was calculated in the same manner used to
calculate the CEO’s compensation in the “Summary
compensation table” on page 53.
To determine the median Team Member, we used W-2 wages
or their equivalent for the 2024 calendar year for Team
Members employed as of February 1, 2025, the last day of
Fiscal 2024. For all permanent Team Members who were
employed for less than the full calendar year, we calculated a daily pay rate and then annualized their W-2 wages. Team
Members hired after December 31, 2024 do not yet have
wages for 2024 reported on Form W-2, so we used annual
base salary for exempt permanent Team Members hired after
that date, and for non-exempt permanent Team Members
hired after that date we multiplied their hourly compensation rate by the average hours worked by all U.S. non-exempt
Team Members to approximate their annual compensation.
These estimates and assumptions were used to annualize
each permanent Team Member’s compensation without
treating any part-time Team Member as a full-time equivalent.
We included all non-U.S. Team Members, excluding our CEO,
in determining the median Team Member, treated in the same
manner described above, except that for non-U.S. Team
Members not paid in U.S. dollars, the foreign currency was
converted into U.S. dollars using the applicable currency
conversion rate as of February 1, 2025. To ensure the
compensation of temporary or seasonal Team Members is not
annualized, we used their W-2 wages without adjustments.
Pay versus performance disclosure
Pay versus performance table
The pay versus performance table includes information for Fiscal Years 2020, 2021, 2022, 2023, and 2024.

					Value of initial fixed $100 investment based on:
Fiscal year	Summary compensation table total for CEO(1)	Compensation actually paid to CEO(2)	Average summary compensation table total for Non-CEO NEOs(1)	Average compensation actually paid to Non-CEO NEOs(2)	Target total shareholder return(3)	Retail peer group total shareholder return(3)(4)	Net income	Company selected measure: Merchandise Sales(5)
2024	$20,407,603	$18,625,674	$7,468,427	$6,880,522	$139.81	$229.60	$4,091	$104,820
2023	$19,203,353	$10,755,085	$5,314,812	$3,328,237	$143.24	$168.88	$4,138	$105,803
2022	$17,664,896	($9,622,361)	$4,809,406	($2,251,345)	$160.71	$123.48	$2,780	$107,588
2021	$19,758,766	$57,790,597	$5,783,188	$16,437,743	$203.29	$145.32	$6,946	$104,611
2020	$19,755,188	$78,320,625	$6,383,094	$23,974,731	$166.91	$138.74	$4,368	$92,400
Note: Net income and Merchandise Sales are in millions.
(1)Mr. Cornell is the CEO for each of the years shown. The Non-CEO NEOs include:
•2024: Mr. Lee, Mr. Fiddelke, Ms. Tu, Ms. Hennington, and Mr. Gomez
•2022 & 2023: Mr. Fiddelke, John J. Mulligan, Ms. Hennington, and Don H. Liu
•2020 & 2021: Mr. Fiddelke, John J. Mulligan, Michael E. McNamara, and Don H. Liu
(2)The following tables show amounts deducted from and added to the Summary Compensation Table (“SCT”) total to calculate
Compensation Actually Paid (“CAP”). The fair value of the equity awards is consistent with the assumptions disclosed on the grant date, with values changing primarily due to the change in stock price and our performance on the metrics applicable to those awards.

TARGET CORPORATION 2025 Proxy Statement	63
Compensation tables

CEO SCT Total to CAP:

		Adjustments related to equity awards
		Deductions	Additions
Fiscal year	SCT total for CEO	Value of “Stock awards” from SCT	Year-end fair value of outstanding equity awards granted in covered year	Increase/(decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/(decrease) in fair value of equity awards from prior year-end that vested during the covered year	CAP to CEO
2024	$20,407,603	($16,087,492)	$13,350,113	$524,286	$431,164	$18,625,674
2023	$19,203,353	($14,720,515)	$13,007,853	($4,199,459)	($2,536,147)	$10,755,085
2022	$17,664,896	($14,476,318)	$11,212,164	($2,899,650)	($21,123,453)	($9,622,361)
2021	$19,758,766	($13,749,937)	$17,037,025	$21,284,393	$13,460,350	$57,790,597
2020	$19,755,188	($12,266,366)	$21,771,568	$29,451,441	$19,608,794	$78,320,625
Average Non-CEO NEOs SCT Total to CAP:

		Adjustments related to equity awards				Adjustments related to pension plans
		Deductions	Additions			Deductions	Additions
Fiscal year	Average SCT total for Non- CEO NEOs	Average SCT total for value of “Stock awards” to Non-CEO NEOs	Year-end fair value of outstanding equity awards granted in covered year	Increase/ (decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/ (decrease) in fair value of equity awards from prior year-end that vested during the covered year	Average SCT value of “Change in pension value” for Non-CEO NEOs	Service cost for services for covered year	CAP to Non-CEO NEOs
2024	$7,468,427	($5,249,920)	$4,557,811	$60,645	$47,361	($7,188)	$3,386	$6,880,522
2023	$5,314,812	($3,667,147)	$3,240,891	($1,023,467)	($529,126)	($14,043)	$6,317	$3,328,237
2022	$4,809,406	($3,528,682)	$2,733,434	($625,473)	($5,639,385)	($7,580)	$6,935	($2,251,345)
2021	$5,783,188	($3,385,905)	$4,195,849	$6,220,324	$3,619,803	($3,432)	$7,916	$16,437,743
2020	$6,383,094	($3,276,296)	$5,815,525	$9,513,722	$5,599,412	($71,031)	$10,305	$23,974,731
(3)Target Total Shareholder Return (“TSR”) and retail peer group TSR assume a respective investment of $100 on February 1,
2020, and reinvestment of all dividends. Additionally, the retail peer group is weighted by the market capitalization of each component company. The retail peer group consists of 19 companies (Albertsons Companies, Inc., Amazon.com, Inc., Best
Buy Co., Inc., BJ’s Wholesale Holdings, Inc., Costco Wholesale Corporation, CVS Health Corporation, Dollar General
Corporation, Dollar Tree, Inc., The Gap, Inc., The Home Depot, Inc., Kohl’s Corporation, The Kroger Co., Lowe’s Companies,
Inc., Macy’s, Inc., Nordstrom, Inc.,  Ross Stores, Inc., The TJX Companies, Inc., Walgreens Boots Alliance, Inc., and Walmart
Inc.). It is consistent with the retail peer group described in our CD&A, excluding Publix Super Markets, Inc., which is not quoted on a public stock exchange.
(4)Target updated its peer group in Fiscal 2024. The previous peer group included the companies described in footnote 3 and
Rite Aid. Rite Aid was removed from the retail peer group in Fiscal 2024 due to its bankruptcy filing in October 2023. The 2024 value of an initial fixed $100 investment based on the TSR of the previous peer group is $229.53.
(5)Fiscal 2023 consisted of 53 weeks, compared with 52 weeks in Fiscal 2020, Fiscal 2021,  Fiscal 2022, and Fiscal 2024.

64	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Performance measures
Included below are the most important metrics that influenced CAP in Fiscal 2024. These metrics are further detailed under our
Short-term incentives and Long-term incentives sections in the CD&A.

Performance measures
Merchandise Sales
Incentive Operating Income
ROIC
EPS growth
Relative TSR
Description of relationships
Target’s five-year cumulative TSR compared to our company-selected retail peer group is presented below, representing the value of an initial fixed $100 investment. Additionally, the retail peer group is weighted by the market capitalization of each component company. The base period for the cumulative periods was February 1, 2020.

$350
$300
$250
$200
$150
$100
$50
$0
$203.29
$166.91
$160.71
$168.88
$229.60
$139.81
$138.74
$145.32
$123.48
$143.24
2/1/2020
1/30/2021
1/29/2022
1/28/2023
2/3/2024
2/1/2025
Target TSR
Retail Peer Group TSR

The relationship between the CAP amounts for our CEO and the average of the Non-CEO NEOs to Target TSR, Merchandise
Sales, and Net Income are presented below.
•The majority of compensation is provided in the form of long-term incentives, which are tied directly to stock price and, as explained in the CD&A, are directly tied to our relative performance compared to the retail peer group. As a result, in each year shown, CAP amounts are most significantly influenced by changes in the value of equity incentives.
•Merchandise Sales was chosen as the company selected measure because it is important in measuring the overall financial health of a retailer. It is also prominent in our STIP design and our PSU design.
•We believe that over time our ability to generate profitable Merchandise Sales growth with efficient use of capital will drive TSR.

TARGET CORPORATION 2025 Proxy Statement	65
Compensation tables

53 weeks
53 weeks
Please see page 38 for a description of our pay for performance philosophy and how our executive compensation programs are aligned with our performance and the creation of shareholder value.

66	TARGET CORPORATION 2025 Proxy Statement
Compensation tables

Equity compensation plan information
The following table provides information about our common stock that may be issued under all of our stock-based compensation plans in effect as of February 1, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 1, 2025		Weighted-average exercise price of outstanding options, warrants and rights as of February 1, 2025	Number of securities remaining available for future issuance under equity compensation plans as of February 1, 2025 (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,379,964	(1)	$0	24,064,809
Equity compensation plans not approved by security holders	0		$0	0
Total	6,379,964		$0	24,064,809
(1)This amount represents PSU, PBRSU, and RSU shares potentially issuable upon settlement of PSUs, PBRSUs, and RSUs issued under our Amended and Restated 2011 Long-Term Incentive Plan and 2020 Long-Term Incentive Plan and reflects the maximum number of shares issuable for those securities subject to performance-based metrics assuming the maximum performance measures are achieved. The actual number of PSU shares to be issued depends on our financial performance over a period of time and the actual number of PBRSU shares to be issued depends on our TSR over a period of time. PSUs,
PBRSUs, and RSUs have been excluded from the weighted average exercise price calculation in column (b) because they do not have an exercise price.

TARGET CORPORATION 2025 Proxy Statement	67

Management proposals

Item two	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm

Item of business	Board recommendation	Voting approval standard

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.	The Board recommends that shareholders vote FOR this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” in calculating the required vote. There are no broker non-votes for this item.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 76.
The Audit & Risk Committee is directly responsible for the
appointment, compensation, retention, and oversight of the
independent registered public accounting firm retained to audit our financial statements. The Audit & Risk Committee
appointed Ernst & Young LLP as the independent registered
public accounting firm for Target and its subsidiaries for the fiscal year ending January 31, 2026. Ernst & Young LLP has
been retained in that capacity since 1931. In the process of carrying out its duties and determining the registered public accounting firm’s independence, our Audit & Risk Committee:
•reviews all non-audit services and engagements provided
by Ernst & Young LLP, specifically with regard to the impact on the firm’s independence;
•conducts an annual assessment of Ernst & Young LLP’s
qualifications, service quality, sufficiency of resources,
quality of communications, independence, working
relationship with our management, objectivity, and
professional skepticism;
•conducts regular private meetings separately with each of
Ernst & Young LLP and our management;
•interviews and approves the selection of Ernst &
Young LLP’s new lead engagement partner with each
rotation, which occurs every five years;
•at least annually obtains and reviews a report from Ernst &
Young LLP describing all relationships between the
independent auditor and Target; and
•periodically considers whether the independent registered
public accounting firm should be rotated and the advisability and potential impact of selecting a different independent
registered public accounting firm.
The members of the Audit & Risk Committee believe that the
continued retention of Ernst & Young LLP to serve as our
independent registered public accounting firm is in the best interests of Target and its shareholders.
As a good corporate governance practice, the Board is
seeking shareholder ratification of the appointment of Ernst &
Young LLP even though ratification is not legally required.
Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment by the Audit & Risk
Committee of Ernst & Young LLP as the independent
registered public accounting firm for Target and its
subsidiaries for the fiscal year ending January 31, 2026.
A representative from Ernst & Young LLP will attend the 2025
Annual Meeting, have the opportunity to make a statement if
the representative desires, and be available to respond to
appropriate questions during the 2025 Annual Meeting.

68	TARGET CORPORATION 2025 Proxy Statement
Management proposals

The Board recommends that shareholders vote For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
Audit and non-audit fees
The following table presents fees for professional services performed by Ernst & Young LLP for the annual audit of our consolidated financial statements for Fiscal 2024 and Fiscal 2023, the review of our interim consolidated financial statements for each quarter in Fiscal 2024 and Fiscal 2023, and for audit-related, tax, and all other services performed in Fiscal 2024 and Fiscal
2023:

	Fiscal year-end
	February 1, 2025	February 3, 2024
Audit fees(1)	$5,975,000	$5,715,000
Audit-related fees(2)	627,000	611,000
Tax fees:
Compliance(3)	632,000	622,000
Planning & advice(4)	526,000	376,000
All other fees	—	—
Total	$7,760,000	$7,324,000
(1)Includes annual integrated audit, statutory audits of certain foreign subsidiaries, consents for securities offerings and registration statements, accounting consultations, and other agreed-upon procedures.
(2)Includes benefit plan audits, accounting consultations, and other attestation services.
(3)Includes tax return preparation and other tax compliance services, including tax methods analysis and support.
(4)Includes tax-planning advice and assistance with tax audits and appeals.
The Audit & Risk Committee’s current practice requires pre-
approval of all audit services and permissible non-audit
services to be provided by the independent registered public accounting firm. The Audit & Risk Committee reviews each
non-audit service to be provided and assesses the impact of
the service on the firm’s independence.
In addition, the Audit & Risk Committee has delegated
authority to grant certain pre-approvals to the Audit & Risk
Committee Chair. Pre-approvals granted by the Audit & Risk
Committee Chair are reported to the full Audit & Risk
Committee at its next regularly scheduled meeting.

TARGET CORPORATION 2025 Proxy Statement	69
Management proposals

Report of the Audit & Risk Committee
The role of the Audit & Risk Committee is to assist the Board in fulfilling its responsibility to oversee Target’s financial reporting process. Management has primary responsibility for our
consolidated financial statements and reporting process,
including our systems of internal controls. Target’s
independent registered public accounting firm, Ernst &
Young LLP, is responsible for expressing an opinion on the
conformity of our consolidated financial statements with
accounting principles generally accepted in the United States.
In addition, the independent registered public accounting firm will express its opinion on the effectiveness of our internal control over financial reporting.
A copy of the Audit & Risk Committee Charter, which has been adopted by our Board and further describes the role of the
Audit & Risk Committee in overseeing our financial reporting process, is available online at corporate.target.com/
sustainability-governance/governance-and-reporting/
corporate-governance/board-committees-charters. The Board
determined that all members of the Audit & Risk Committee
satisfy the applicable audit committee independence
requirements of the NYSE and the SEC, and that Mr. Stockton,
Mr. Abney, Ms. Boudreaux, Mr. Edwards, and Mr. Rice have
each acquired the attributes necessary to qualify them as
“audit committee financial experts” as defined by applicable
SEC rules.
In performing its functions, the Audit & Risk Committee:
•met with Ernst & Young LLP, with and without management
present, to discuss the overall scope and plans for their
respective audits, the results of their examinations, and their evaluations of Target’s internal controls;
•reviewed and discussed with management the audited
financial statements included in our 2024 Annual Report;
•discussed with Ernst & Young LLP the matters required to
be discussed by the applicable requirements of the PCAOB
and the SEC; and
•received from Ernst & Young LLP the written disclosures
and the representations required by PCAOB standards
regarding Ernst & Young LLP’s independence, and
discussed with them matters relating to their independence.
Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit & Risk Committee referred to above and in the Audit
& Risk Committee Charter, the Audit & Risk Committee
recommended to the Board, and the Board approved, that the
audited financial statements be included in the 2024 Annual
Report.
Audit & Risk Committee
Dmitri L Stockton, Chair
David P. Abney
Gail K. Boudreaux
Robert L. Edwards
Grace Puma
Derica W. Rice

70	TARGET CORPORATION 2025 Proxy Statement
Management proposals

Item three	Advisory approval of executive compensation (Say on Pay)

Item of business	Board recommendation	Voting approval standard

Advisory approval of executive compensation.	The Board recommends that shareholders vote FOR this item.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 76.
Consistent with the views expressed by shareholders at the
2023 Annual Meeting, the Board has determined to seek an
annual non-binding advisory vote from shareholders to
approve the executive compensation as disclosed in the
CD&A, tabular disclosures, and related narrative in the 2025
Proxy Statement.
Our compensation programs are structured to align the
interests of our NEOs with the interests of our shareholders.
They are designed to attract, retain, and motivate a premier management team to sustain our distinctive brand and its
competitive advantage in the marketplace, and to provide a
framework that encourages outstanding financial results and
shareholder returns over the long term. Shareholders are urged to read the CD&A, which discusses in-depth how our
executive compensation programs are aligned with our
performance and the creation of shareholder value.
At the 2024 Annual Meeting, 93.2% of shareholder votes were
cast in support of our executive compensation program for our
Say on Pay proposal.

The Board recommends that shareholders vote For approval of the following non-binding resolution:

“Resolved, that the shareholders approve the compensation awarded to the NEOs, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in the 2025 Proxy Statement.”

Effect of item
The Say on Pay resolution is non-binding. The approval or
disapproval of this item by shareholders will not require the
Board or the Compensation & Human Capital Management
Committee to take any action regarding Target’s executive
compensation practices. The final decision on the
compensation and benefits of our NEOs and on whether, and
if so, how, to address shareholder disapproval remains with
the Board and the Compensation & Human Capital
Management Committee.
The Board believes that the Compensation & Human Capital
Management Committee is in the best position to consider the extensive information and factors necessary to make
independent, objective, and competitive compensation
recommendations and decisions that are in the best interests of Target and its shareholders.
The Board values the opinions of Target’s shareholders as
expressed through their votes and other communications.
Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive
compensation and shareholder opinions received from other
communications when making future compensation decisions.
In the past, we have made changes to our executive
compensation programs in response to shareholder feedback.

TARGET CORPORATION 2025 Proxy Statement	71

Shareholder proposal
We regularly engage in outreach efforts with our shareholders, both large and small, on a variety of topics related to our
business. These engagements help us to better understand
the priorities and perspectives of our shareholders, while also offering us an opportunity to describe our strategies and
practices and the significance of those matters in the context of the scope and nature of our business and operations.
Where a shareholder proposal receives significant support, the
Board responds through shareholder engagement, disclosure,
or other means by either making the proposed changes or
explaining why the actions were not taken.
The following proposal was submitted by a shareholder to be
voted on at the 2025 Annual Meeting, if properly presented at the meeting. Target is not responsible for the content of
the “Shareholder’s proposal and supporting statement”
section of the proposal, which, other than minor formatting
changes, is reproduced as submitted by the shareholder.

Item four	Shareholder proposal requesting a report on how affirmative action initiatives impact Target’s risks related to actual and perceived discrimination

Item of business	Board recommendation	Voting approval standard

Shareholder proposal requesting a report on how affirmative action initiatives impact Target’s risks related to actual and perceived discrimination.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 76.

72	TARGET CORPORATION 2025 Proxy Statement
Shareholder proposal

National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, which held at least $2,000 in market value of shares of Target common stock on December 29, 2024, intends to submit the following proposal to shareholders at the 2025 Annual Meeting:
Shareholder’s proposal and supporting statement
Affirmative Action Risks
RESOLVED:
Shareholders request the Board of Directors of Target
Corporation conduct an evaluation and issue a report within
the next year, at reasonable cost and excluding confidential information, assessing how the Company’s affirmative action
initiatives impact Target’s risks related to actual and perceived discrimination on the basis of protected categories under civil rights law.
SUPPORTING STATEMENT:
In 2023, the Supreme Court ruled in SFFA v. Harvard that
discriminating on the basis of race in college admissions
violates the equal protection clause of the 14th Amendment.1
As a result, the legality of corporate affirmative action
programs was called into question2 and thirteen Attorneys
General warned that SFFA implicated corporate affirmative
action programs.3
In 2024, those implications widened when the Supreme Court
ruled in Muldrow v. City of St. Louis that Title VII of the Civil
Rights Act protects against discriminatory job transfers.4 The ruling lowered the bar for employees to successfully sue their employers for discrimination,5 and is therefore likely to lead to an increase in discrimination claims.
Also in 2024, in American Alliance for the Equal Rights v.
Fearless Fund, the Eleventh Circuit held that offering grants only to minority entrepreneurs is substantially likely to violate the Civil Rights Act prohibition against race discrimination in private contracting.6
Finally, again in 2024, the Fifth Circuit ruled that the SEC exceeded its authority in approving Nasdaq’s diversity
disclosure rule.  Importantly, the court noted that the SEC was unable to argue that diversity is good for business because the totality of relevant studies cited by Nasdaq did not support such a claim.7
Around the same time as SFFA, Starbucks was successfully
sued for “reverse discrimination” with damages of $25.6
million,8 and the risk being sued for such discrimination is rising.9
Despite these obvious risks, Target apparently continues to
practice affirmative action in at least the following ways:
(1) “spend more than $2 billion on Black-owned businesses”10
(2) “spending more than 5% of our annual media budget with
Black-owned media companies”11
(3) Devoting a DEI page to “Black Team Members & Guests”12
(4) Setting “DE&I goals” to build “a workforce that represents the communities it serves”13
Dividing employees and other stakeholders on the basis of
race, and then allocating benefits on that basis, may be
deemed immoral, illegal, and a breach of duty. With 400,000-
plus employees,14 Target likely has thousands of employees,
job applicants, and other stakeholders who are potentially
victims of this type of discrimination. If even a fraction of them file suit, and only some of those prove successful, the cost to
Target could reach billions of dollars. Accordingly, it is
imperative that Target take action to assess the risks created by its affirmative action programs.
_________________
1https://www.scotusblog.com/case-files/cases/students-for-fair-admissions-inc-v-president-fellows-of-harvard-college/
2https://freebeacon.com/democrats/starbucks-hired-eric-holder-to-conduct-a-civil-rights-audit-the-policies-he-blessed-got-the-
coffee-maker-sued/
3https://s.wsj.net/public/resources/documents/AGLetterFortune100713.pdf
4https://www.supremecourt.gov/opinions/23pdf/22-193_q86b.pdf
5https://www.skadden.com/insights/publications/2024/06/quarterly-insights/supreme-court-lowers-the-bar;
https://www.dailysignal.com/2024/04/17/supreme-court-just-made-easier-sue-employers-dei-policies/
6https://www.cooley.com/news/insight/2024/2024-07-15-11th-circuit-fearless-fund-ruling-raises-questions-about-future-of-race-
conscious-corporate-dei-and-philanthropic-initiatives
7All. for Fair Bd. Recruitment v. Sec. & Exch. Comm'n, No. 21-60626, 2024 WL 5078034, at *14 (5th Cir. Dec. 11, 2024).
8https://www.foxbusiness.com/features/starbucks-manager-shannon-phillips-wins-25-million-lawsuit-fired-white-donte-robinson-
rashon-nelson
9https://aflegal.org/america-first-legal-files-class-action-lawsuit-against-progressive-insurance-for-illegal-racial-discrimination/;
https://aflegal.org/afl-files-federal-civil-rights-complaint-against-activision-for-illegal-racist-sexist-and-discriminatory-hiring-
practices-and-sends-letter-to-activision-board-demanding-they-end-unlawful-dei-polici/;
https://aflegal.org/america-first-legal-files-federal-civil-rights-complaint-against-kelloggs-warns-management-that-its-violating-
fiduciary-duties/
10https://corporate.target.com/sustainability-governance/our-team/diversity-equity-inclusion/racial-equity- action-and-change
11Id.
12https://corporate.target.com/sustainability-governance/our-team/diversity-equity-inclusion/team-members-guests/black
13https://corporate.target.com/getmedia/86944c9b-857d-426b-a6cf-19280989cc77/2023-Proxy-Statement_Target-
Corporation.pdf
14https://corporate.target.com/sustainability-governance/our-team

TARGET CORPORATION 2025 Proxy Statement	73
Shareholder proposal

Position of the Board of Directors
The Board considered this proposal and believes that its
adoption is not in the best interests of Target or its
shareholders and is not an effective use of company
resources.
Target is an American retailer that offers an assortment
of products and unique experiences to all consumers.
Target’s growth strategy focuses on being a destination for
all consumers looking for products for themselves and their
families, from everyday essentials to on-trend merchandise.
Target’s goal is to deliver value, earn lasting trust, and grow alongside consumers and communities.
Target’s focus on long-term growth in a competitive
environment requires a high-performing team and top
talent with a variety of skills and experiences.
Target must attract and grow its high-performing team by
creating a work environment where people feel respected,
supported, and inspired. Target seeks to grow responsibly
where it operates, with its purpose and people at the center of everything it does.
Target seeks to conduct business ethically, honestly,
and in compliance with applicable laws.
Target is an equal opportunity employer and is committed to
complying with applicable non-discrimination laws. Target
prohibits discrimination in recruiting, hiring, training, and promoting on any basis protected by applicable law, and
has a well-established compliance and risk oversight
program.
The action requested in the proposal is unnecessary and
offers no additional value to shareholders.
The proponent’s request for a risk assessment and report of
Target’s purported “affirmative action initiatives” is
unnecessary and would not be an effective use of company
resources.

The Board recommends that shareholders vote Against the shareholder proposal requesting a report on how affirmative action initiatives impact Target’s risks related to actual and perceived discrimination.

74	TARGET CORPORATION 2025 Proxy Statement

Questions and answers about
the 2025 Annual Meeting
General information
1.What is the purpose of the 2025 Annual Meeting?
The 2025 Annual Meeting provides shareholders with the opportunity to act upon the items of business described in the Meeting
Notice & Summary. In addition, the 2025 Annual Meeting serves as a forum where our Leadership Team reports on Target’s performance and governance during Fiscal 2024 and responds to questions from shareholders.
2.What is included in the proxy materials?
The proxy materials for the 2025 Annual Meeting include the Meeting Notice & Summary, the 2025 Proxy Statement, and the 2024
Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or VIF.
3.What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is also called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.
A proxy statement is the document that contains the information the SEC rules require us to provide when we ask you to sign a proxy designating individuals to vote on your behalf.
4.Who are the designated proxies and how may I revoke a proxy?
We have designated three members of our Leadership Team as proxies for the 2025 Annual Meeting—Brian C. Cornell, Jim Lee,
and Amy Tu. Any proxy may be revoked at any time prior to completion of voting at the 2025 Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary, 1000 Nicollet Mall, TPS-2670,
Minneapolis, Minnesota 55403.
5.How are proxies being solicited and who pays the related expenses?
Proxies are being solicited principally by mail, by telephone, and through the Internet. In addition to sending you these materials, some of our directors and Leadership Team, as well as other Team Members, may contact you by telephone, mail, email, or in person. You may also be solicited by means of news releases issued by Target, postings on our website, corporate.target.com, and print advertisements. None of the members of our Leadership Team or Team Members will receive any extra compensation for soliciting you. We have retained Sodali & Co to act as a proxy solicitor for a fee estimated to be $27,500, plus reimbursement of out-of-pocket expenses. We will pay the expenses in connection with our solicitation of proxies.
Voting
6.Who may vote and what constitutes a quorum for the 2025 Annual
Meeting?
Only Registered Shareholders or Beneficial Owners holding our outstanding shares at the close of business on the record date
(April 14, 2025) are entitled to receive notice of the 2025 Annual Meeting and to vote. Target common stock is the only class of voting shares we have outstanding. Each share of common stock will have one vote for each director nominee and one vote on each item of business to be voted on. As of the record date, 454,359,679 shares of our common stock were outstanding.
We need a quorum to be able to hold the 2025 Annual Meeting. The presence at the 2025 Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the 2025 Annual Meeting for purposes of determining whether there is a quorum.

TARGET CORPORATION 2025 Proxy Statement	75
Questions and answers about the 2025 Annual Meeting

7.How do I vote?
You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions.
Advance voting
Depending on how you hold your shares, you have up to three options for voting in advance:

Method(1)	Internet	Telephone	Mail
Instruction
•Go to the website identified on
the enclosed proxy card, VIF, or
Internet Availability Notice.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the instructions on the
website.

•Call the toll-free number
identified on the enclosed proxy
card or VIF or, after viewing the
proxy materials on the website
provided in your Internet
Availability Notice, call the toll-
free number for telephone voting
identified on the website.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the recorded instructions.

•Mark your selections on the
enclosed proxy card or VIF.
•Date and sign your name exactly
as it appears on the proxy card
or VIF.
•Promptly return the proxy card
or VIF in the enclosed postage-
paid envelope so the proxy card
or VIF is received before the
deadline.

Deadline	•Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 10, 2025. •Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 9, 2025.
(1)Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a
Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting
www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.
Attending and voting at the 2025 Annual Meeting
To attend, vote, and submit questions during the 2025 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2025 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. For more information about attending the 2025 Annual Meeting, please see Question 14 “How can I attend the 2025 Annual Meeting?” on page 77.
Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2025 Annual Meeting, and may not be voted by a participant at the 2025 Annual Meeting.
Important: to attend the 2025 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or
Internet Availability Notice, as applicable.
8.What happens if I do not provide instructions on how to vote?
If you are a Registered Shareholder and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.
If you are a Beneficial Owner and do not vote your shares at the 2025 Annual Meeting, you must instead instruct your broker, trustee, bank, or nominee how to vote your shares using the voting instruction form provided by that intermediary. If you do not vote your shares at the 2025 Annual Meeting and do not provide voting instructions, whether your shares can be voted by your broker, bank, or nominee depends on the type of item being considered.
•Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the 2025 Annual
Meeting, your broker, bank, or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm) are non-
discretionary items. Shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the 2025 Annual Meeting, but generally are not counted or deemed to be present in person or by proxy for the purpose of voting on any of the non-discretionary items.
•Discretionary Items. Even if you do not provide voting instructions, your broker, bank, or nominee may vote in its discretion on
Item 2 (Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm) because it is a discretionary item.
If you hold shares through a trust, whether your trustee can vote your shares if you do not provide voting instructions depends on the agreement governing the trust holding your shares. Voting for shares held in the Target 401(k) Plan is detailed in Question
9 “How will shares in the Target 401(k) Plan be voted?” on page 76.

76	TARGET CORPORATION 2025 Proxy Statement
Questions and answers about the 2025 Annual Meeting

9.How will shares in the Target 401(k) Plan be voted?
The 2025 Proxy Statement is being used to solicit voting instructions from participants in the Target 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a Registered Shareholder or Beneficial Owner, you will separately receive proxy materials to vote those other shares you hold outside of the Target 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares in advance of the 2025 Annual Meeting by utilizing one of the methods described on the voting instruction form that you receive in connection with your shares held in the Target 401(k) Plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your Target 401(k) Plan account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2025 Annual Meeting, and may not be voted by a participant at the 2025
Annual Meeting.
10.What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?

Item of business		Board recommendation	Voting approval standard	Effect of abstention	Effect of broker non-vote

Item 1:	Election of 12 directors	FOR each Director Nominee	More votes “For” than “Against”	No effect	No effect
Item 2:	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm	FOR	Majority of shares present and entitled to vote(1)	Vote “Against”	Not applicable
Item 3:	Advisory approval of executive compensation (Say on Pay)	FOR	More votes “For” than “Against”	No effect	No effect
Item 4:	Shareholder proposal requesting a report on how affirmative action initiatives impact Target’s risks related to actual and perceived discrimination	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year using Rule 14a-8 under the Exchange Act, the SEC uses a simple majority standard that compares the votes cast “For” to votes cast “Against” an item (which gives abstentions “No effect”).
(3)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
An item of business will not be considered to be approved unless it meets the applicable “Voting approval standard” listed above.
However, we believe in being responsive to shareholder input, and will consider whether there is majority opposition to management proposals or majority support for shareholder proposals (whether binding or non-binding) using a simple majority of more votes “For” than “Against” in determining the level of support for purposes of the Board’s response.
11.What happens if other matters are brought before the 2025 Annual
Meeting and does Target expect that any other matters will be brought?
If any other matters properly come before the 2025 Annual Meeting calling for a vote of shareholders, proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion. The persons named as proxy holders also have discretionary authority to vote to adjourn or postpone the 2025 Annual Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations.
As of the date of the 2025 Proxy Statement, we know of no matters that will be presented for action at the 2025 Annual
Meeting other than those referred to in the 2025 Proxy Statement.

TARGET CORPORATION 2025 Proxy Statement	77
Questions and answers about the 2025 Annual Meeting

12.May I vote confidentially?
Subject to the described exceptions, where the shareholder has requested confidentiality on the proxy card, our policy is to treat all proxies, ballots, and voting tabulations of a shareholder confidentially.
If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the 2025 Annual Meeting, except: (a) to meet applicable legal requirements, (b) to allow the independent election inspector to count and certify the results of the vote, or (c) if there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspector may at any time inform us whether a shareholder has voted.
Voting instructions for shares held in the Target 401(k) Plan will be confidential as required by the terms of the Target 401(k) Plan administered by the trustee.
13.May I change my vote?
Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the applicable deadline by:
•mailing a later-dated proxy card;
•voting again via telephone or Internet; or
•attending and voting at the 2025 Annual Meeting by visiting virtualshareholdermeeting.com/TGT2025 and entering the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable.
Please see the instructions under Question 7 “How do I vote?” on page 75.
Meeting details
14.How can I attend the 2025 Annual Meeting?
Attending the meeting
To attend, vote, and submit questions during the 2025 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2025 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. Only Registered
Shareholders or Beneficial Owners of common stock holding shares at the close of business on the record date (April 14, 2025)
will be permitted to attend, vote, and submit questions during the 2025 Annual Meeting.
Important: to attend the 2025 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or
Internet Availability Notice, as applicable.
Logistics and technical support
Shareholders may enter the 2025 Annual Meeting at virtualshareholdermeeting.com/TGT2025 beginning at approximately 11:45
a.m. Central Daylight Time on June 11, 2025, and the meeting will begin promptly at 12:00 p.m. Central Daylight Time. If you experience any technical difficulties during the meeting, a toll-free number will be available on the virtual shareholder meeting website for assistance.
Other questions
If you have additional questions about the 2025 Annual Meeting, please contact Investor Relations by email at investorrelations@target.com or by telephone at 800-775-3110.
15.How will the 2025 Annual Meeting be conducted?
Format and rules of conduct
We are holding the 2025 Annual Meeting in a virtual-only meeting format. You will not be able to attend the 2025 Annual
Meeting at a physical location. A program containing the rules of conduct for the 2025 Annual Meeting will be provided to attendees at virtualshareholdermeeting.com/TGT2025.
Question and answer session
A shareholder who has entered the 16-digit control number found on their proxy card, VIF, or Internet Availability Notice, as applicable, may submit a question for the 2025 Annual Meeting either:
•in real time during the 2025 Annual Meeting at virtualshareholdermeeting.com/TGT2025; or
•in advance of the 2025 Annual Meeting at www.proxyvote.com.

78	TARGET CORPORATION 2025 Proxy Statement
Questions and answers about the 2025 Annual Meeting

Questions will be read at the 2025 Annual Meeting by one of our representatives. Questions and answers may be grouped by topic and substantially similar questions may be answered once. To promote fairness and efficient use of resources, only one question may be asked per shareholder. Questions will be limited to topics relevant to Target’s business. For example, personal matters are not appropriate topics. In addition, statements of advocacy that are not questions or do not relate to Target’s business will not be addressed. For appropriate questions that are not otherwise addressed during the 2025 Annual Meeting, we may choose to communicate an answer directly to the submitting shareholder or publish the answer on the investor relations section of our website at corporate.target.com/investors.
Access to information
16.How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?
You may access our 2025 Proxy Statement, 2024 Annual Report, SEC filings, key corporate governance documents, and other information in a number of different ways, free of charge:

Methods of access

Document	Website(1)	Hard copy

2025 Proxy Statement(2)	corporate.target.com/investors/annual/ proxy-information-and-archive	Contact Investor Relations Email investorrelations@target.com Phone 800-775-3110 Mail Target Corporation Attn: Investor Relations 1000 Nicollet Mall, TPN-1220 Minneapolis, Minnesota 55403
2024 Annual Report(2)	corporate.target.com/investors/annual/ annual-reports-and-archive
Other Periodic Reports: •Forms 10-Q •Forms 8-K	corporate.target.com/investors/sec- filings
Corporate Governance Documents: •Articles of Incorporation •Bylaws •Corporate Governance Guidelines (includes Director Code of Ethics) •Board Committee Charters •Team Member Code of Ethics	corporate.target.com/sustainability- governance/governance-and-reporting/ corporate-governance

(1)You can subscribe to receive investor email alerts from Target’s Investor Relations at corporate.target.com/investors/investor-
email-alerts.
(2)If you would like to reduce the costs incurred by Target in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet at https://enroll.icsdelivery.com/tgt.
17.What is householding?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to continue to receive individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.
Please contact Investor Relations by email, phone, or mail using the information in the “Hard Copy” column of Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?”
on page 78 if:
•you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the 2024 Annual Report or the 2025 Proxy Statement for your household; or
•you participate in householding and would like to receive a separate copy of the 2024 Annual Report or the 2025 Proxy
Statement.
We will deliver the requested documents to you promptly upon receipt of your request.

TARGET CORPORATION 2025 Proxy Statement	79
Questions and answers about the 2025 Annual Meeting

Communications
18.How can I communicate with Target’s Board?
Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota
55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary has been instructed by the Board to forward those communications to the relevant Board members unless they are unrelated to Board or shareholder matters.
19.How do I submit a proposal or nominate a director candidate for the
2026 Annual Meeting?
Manner of submission
Any shareholder proposals or director nominations must be submitted in writing to our Corporate Secretary at the email address provided below or at our principal executive offices. Shareholder proposals and director nominations should be addressed in one of the following two ways:
•Via email only. Submitted in writing to our Corporate Secretary at BoardOfDirectors@target.com.
•Via mail with a copy via email. Submitted in writing to our Corporate Secretary c/o Target Corporation, 1000 Nicollet Mall,
Mail Stop TPS-2670, Minneapolis, Minnesota 55403, with a copy to BoardOfDirectors@target.com.
Shareholder proposals
This section deals with shareholder proposals for the 2026 Annual Meeting other than director nominations. If you wish to nominate a director candidate, please see the section that follows under the heading “Nomination of director candidates.” The deadlines and requirements for submitting a shareholder proposal depend on whether a shareholder seeks to have the proposal included in the 2026 Proxy Statement using Rule 14a-8 under the Exchange Act:
•Proposals of business not using Rule 14a-8. Under our Bylaws, if a shareholder wants to propose an item of business to be considered at the 2026 Annual Meeting, the shareholder must give advance written notice to our Corporate Secretary by
March 13, 2026. The advance written notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and the Target securities held by the shareholder.
•Proposals of business using Rule 14a-8. A shareholder who wants to propose an item of business to be included in our 2026
Proxy Statement using Rule 14a-8 must follow the procedures provided in Rule 14a-8. In addition, the proposal must be received by our Corporate Secretary by December 29, 2025.
Nomination of director candidates
The deadlines and requirements for director candidates recommended for consideration or nominated by a shareholder are as follows:
•Recommending a candidate for Governance & Sustainability Committee consideration. Any shareholder who wants to recommend a candidate for the Governance & Sustainability Committee to consider nominating as a director at the 2026 Annual
Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2025 in order to allow for sufficient time to consider the recommendation.
•Directly nominating a director candidate outside of our 2026 Proxy Statement. Under our Bylaws, if a shareholder plans to directly nominate a person as a director at the 2026 Annual Meeting, the shareholder must give advance written notice of the director nomination to our Corporate Secretary by March 13, 2026, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide certain information about the proposed director, the shareholder, and the Target securities held by the shareholder. In addition to satisfying those advance notice and requirements in our Bylaws by the March 13, 2026 deadline, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the Universal Proxy
Rules by providing notice to our Corporate Secretary by April 13, 2026 setting forth the information required by Rule 14a-19 under the Exchange Act.
•Nominating a director candidate to be included in our 2026 Proxy Statement using our proxy access bylaw. In order to nominate a director candidate for inclusion in our 2026 Proxy Statement, a shareholder or group of shareholders must comply with our proxy access bylaw, which generally provides that a shareholder or group of up to 20 shareholders must own 3% or more of Target’s outstanding common stock continuously for at least the previous three years, and may nominate up to the greater of two individuals or 20% of the Board. Based on the current Board size of 12 directors, the maximum number of proxy access candidates that we would be required to include in the 2026 Proxy Statement is two. Requests to include shareholder-
nominated director candidates in our 2026 Proxy Statement must be received by our Corporate Secretary not earlier than

80	TARGET CORPORATION 2025 Proxy Statement
Questions and answers about the 2025 Annual Meeting

November 29, 2025, and not later than December 29, 2025. Each nominee must meet the qualifications required by our Bylaws.
In addition, the nominating shareholder or group of shareholders must provide certain information and meet the other specific requirements of our Bylaws.
Forward-looking statements
This 2025 Proxy Statement contains forward-looking statements, which are based on our current assumptions and expectations.
These statements are typically accompanied by the words “aim,” “anticipate,” “believe,” “could,” “expect,” “may,” “seek,” “will,”
“would,” or similar words. The principal forward-looking statements in this 2025 Proxy Statement include statements regarding:
our future financial and operational performance, our strategy for growth, shareholder value, planned investments in our business, new store openings and remodels, enhancement of our supply chain operations, sustainability practices that seek to drive resiliency in our business, intended results of risk oversight and risk management efforts, our executive compensation program, and the Board’s leadership structure, composition, policies, and practices.
All such forward-looking statements are intended to enjoy the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. Although we believe there is a reasonable basis for the forward-looking statements, our actual results could be materially different. The most important factors which could cause our actual results to differ from our forward-looking statements are set forth in our description of risk factors included in Part I, Item 1A,
Risk Factors of our 2024 Annual Report, which should be read in conjunction with the forward-looking statements in this 2025
Proxy Statement. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.

TARGET CORPORATION 2025 Proxy Statement	81

Appendix A
Commonly used or defined terms

Term	Definition

2022-2024 PBRSUs	The PBRSU awards granted in March 2022 for the three-year performance period ended February 1, 2025
2022-2024 PSUs	The PSU awards granted in March 2022 for the three-year performance period ended February 1, 2025
2023-2025 PBRSUs	The PBRSU awards granted in March 2023 for the three-year performance period ending January 31, 2026
2023-2025 PSUs	The PSU awards granted in March 2023 for the three-year performance period ending January 31, 2026
2024-2026 PBRSUs	The PBRSU awards granted in March 2024 for the three-year performance period ending January 30, 2027
2024-2026 PSUs	The PSU awards granted in March 2024 for the three-year performance period ending January 30, 2027
2023 Annual Meeting	Target Corporation’s 2023 annual meeting of shareholders
2023 Annual Report	Target Corporation’s Form 10-K for Fiscal 2023
2024 Annual Report	Target Corporation’s Form 10-K for Fiscal 2024
2024 Annual Meeting	Target Corporation’s 2024 annual meeting of shareholders
2025 Annual Meeting	Target Corporation’s 2025 annual meeting of shareholders
2025 Proxy Statement	Target Corporation’s proxy statement for the 2025 Annual Meeting
2026 Annual Meeting	Target Corporation’s 2026 annual meeting of shareholders
2026 Proxy Statement	Target Corporation’s proxy statement for the 2026 Annual Meeting
Adjusted EPS	A non-GAAP metric that excludes the impact of certain items; see page 30 of the 2024 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS
Adjusted Merchandise Sales
A non-GAAP metric used for our PSUs that excludes the impact of certain items; see pages 39 and 44 for a description for how it is calculated based on the disclosed adjustments to our reported results or those of our peer group

Annual TDC	Annual total direct compensation, calculated as described on page 38
Articles of Incorporation	Amended and Restated Articles of Incorporation of Target Corporation (as amended through June 9, 2010)
Audit & Risk Committee	Audit & Risk Committee of the Board of Directors of Target Corporation
Base LTD Plan	Our widely available qualified long-term disability plan
Board	Board of Directors of Target Corporation
Beneficial Owner	A shareholder whose shares are held through a broker, trustee, bank, or other nominee
Bylaws	Bylaws of Target Corporation (as amended and restated through January 15, 2025)
CD&A	The “Compensation Discussion and Analysis” section of the 2025 Proxy Statement
CAGR	Compound annual growth rate
CAP	Compensation Actually Paid
CEO	Chief Executive Officer
Chair/Chair of the Board	Chair of the Board of Directors of Target Corporation
Committee	A committee of the Board of Directors of Target Corporation
Committee Chair	Chair of a committee of the Board of Directors of Target Corporation

82	TARGET CORPORATION 2025 Proxy Statement
Appendix A

Term	Definition

Compensation & Human Capital Management Committee	Compensation & Human Capital Management Committee of the Board of Directors of Target Corporation
Compliance Date
Date by which a director or member of the Leadership Team is expected to achieve the required levels of ownership under our stock ownership guidelines (before the end of the fifth full year occurring after election or appointment)

Corporate Governance Guidelines	Target Corporation’s Corporate Governance Guidelines (revised January 2025), which includes the Director Code of Ethics
DDCP	Target Corporation’s Director Deferred Compensation Plan
Earned Payout	The amount of shares earned based on actual performance at the end of the performance period
EDCP	Target Corporation’s Executive Deferred Compensation Plan
EPS	Diluted Earnings Per Share, a GAAP metric as reported on page 42 of the 2024 Annual Report
EVP	Executive Vice President
EVP & CHRO	Executive Vice President & Chief Human Resources Officer
Excess LTD Plan	Our self-insured unfunded excess long-term disability plan
Exchange Act	The Securities Exchange Act of 1934, as amended
Fiscal 2017	Target Corporation’s fiscal year covering the period from January 29, 2017 through February 3, 2018
Fiscal 2020	Target Corporation’s fiscal year covering the period from February 2, 2020 through January 30, 2021
Fiscal 2021	Target Corporation’s fiscal year covering the period from January 31, 2021 through January 29, 2022
Fiscal 2022	Target Corporation’s fiscal year covering the period from January 30, 2022 through January 28, 2023
Fiscal 2023	Target Corporation’s fiscal year covering the period from January 29, 2023 through February 3, 2024
Fiscal 2024	Target Corporation’s fiscal year covering the period from February 4, 2024 through February 1, 2025
Fiscal 2025	Target Corporation’s fiscal year covering the period from February 1, 2025 through January 31, 2026
GAAP	Generally Accepted Accounting Principles in the United States
Goal Payout	The amount of shares or dollars represented by the at-goal payout
Governance & Sustainability Committee	Governance & Sustainability Committee of the Board of Directors of Target Corporation
ICP	Income Continuation Plan
Infrastructure & Finance Committee	Infrastructure & Finance Committee of the Board of Directors of Target Corporation
Incentive Operating Income	A non-GAAP metric that represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income
Internet Availability Notice	Internet Availability Notice
IRC	Internal Revenue Code
Leadership Team	Members of Target’s management who are listed on the “Our Leadership” page of Target’s website (corporate.target.com/about/purpose-history/leadership)
Lead Independent Director	The lead independent director of the Board of Directors of Target Corporation
LTI	Long-term Incentive
Meeting Notice & Summary	The “Notice of meeting and proxy summary” section of the 2025 Proxy Statement
Merchandise Sales	A GAAP metric as reported on page 48 of the 2024 Annual Report
Net Sales	A GAAP metric as reported on page 42 of the 2024 Annual Report
NEOs	Named Executive Officers
Non-CEO NEOs	The NEOs other than the CEO

TARGET CORPORATION 2025 Proxy Statement	83
Appendix A

Term	Definition

NYSE	New York Stock Exchange
Operating Income	A GAAP metric as reported on page 42 of the 2024 Annual Report
PBRSUs	Performance-based restricted stock units
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance share units
Pension Plan	Target Corporation Pension Plan
ROIC	Return on Invested Capital, which is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to operating income
Registered Shareholder	A shareholder whose shares are registered directly in the shareholder’s name with Target’s transfer agent, EQ Shareowner Services
Relative TSR	A performance measure used for our PBRSUs based on relative three-year TSR performance versus our retail peer group; see page 46 for more details
RSUs	Restricted stock units
Say on Pay	Advisory approval of executive compensation
SEC	Securities and Exchange Commission
SPP I	Target Corporation Supplemental Pension Plan I
SPP II	Target Corporation Supplemental Pension Plan II
STIP	Short-term Incentive Plan
Supplemental Pension Plans	SPP I and SPP II
Target 401(k) Plan	Target Corporation 401(k) Plan
Target	Target Corporation
TSR	Total Shareholder Return
Team Member(s)	Employee(s) of Target
Universal Proxy Card	A proxy card that lists all director nominees from all sides in a director election contest.
Universal Proxy Rules	The rules adopted by the SEC that require use of a Universal Proxy Card in non-exempt director election contests.
VIF	Voter instruction form
Year-End Stock Price	Our Fiscal 2024 year-end closing stock price of $137.91 per share
1000 Nicollet Mall
Minneapolis, MN 55403
612.304.6073
Target.com

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71839-P28500 TARGET CORPORATION 1000 NICOLLET MALL TPN-1220 MINNEAPOLIS, MN 55403 TARGET CORPORATION 2025 Annual Meeting of Shareholders Date: June 11, 2025 Time: 12:00 p.m. CDT Location: Online in a virtual-only format at virtualshareholdermeeting.com/TGT2025 Record Date: April 14, 2025 You invested in TARGET CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025. Internet and Telephone Voting Deadlines* • 6:00 a.m. EDT on June 9, 2025 for shares held in the Target Corporation 401(k) Plan (the Plan) • 11:59 p.m. EDT on June 10, 2025 for all other shareholders Get informed before you vote Before voting, we encourage you to view the Proxy
Statement and Annual Report online OR request a free paper or email copy of those proxy materials prior to May 28, 2025. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. *If you plan to attend the meeting, you must follow the requirements for admission described in the Proxy Statement. Additionally, you may vote at the meeting using your control number (indicated above), except that if your shares are held in the Plan you must vote by the deadline above and may not vote during the meeting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71840-P28500 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. David P. Abney For 1b. Douglas M. Baker, Jr. For 1c. George S. Barrett For 1d. Gail K. Boudreaux For 1e. Brian C. Cornell For 1f. Robert L. Edwards For 1g. Donald R. Knauss For 1h. Christine A. Leahy For 1i. Monica C. Lozano For 1j. Grace Puma For 1k. Derica W. Rice For 1l. Dmitri L. Stockton For 2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. For 3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay). For 4. Shareholder proposal requesting a report on how affirmative action initiatives impact
Target’s risks related to actual and perceived discrimination. Against NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting. The proxy card will be voted as directed, but if no direction is given it will be voted “FOR” the nominees listed in Item 1, “FOR” Items 2 and 3, and “AGAINST” Item 4. In addition, the proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone, or unless you request paper proxy materials and sign and return the proxy card included with those materials. The following information applies only to participants whose shares are held in the Plan: • The proxy card or your vote by Internet or telephone will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the
Employee Retirement Income Security Act of 1974. • Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board’s recommendation, which is “FOR” the nominees listed in Item 1, “FOR” Items 2 and 3, and “AGAINST” Item 4. • Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 9, 2025, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern
Daylight Time on June 9, 2025, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V71821-P28500 ! !! ! !! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! For Against Abstain For Against Abstain For Against Abstain ! !! ! ! ! The Board of Directors recommends you vote "AGAINST" Item 4. TARGET CORPORATION The Board of Directors recommends you vote "FOR" the nominees listed in Item 1 and "FOR" Items 2 and 3. Nominees: NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your full title. Joint owners should each sign personally. Please sign, date, and return the proxy card promptly using the enclosed envelope. 1. Election of Directors 2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. 3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay). 4. Shareholder proposal requesting a report on how affirmative action initiatives impact Target's risks related to actual and perceived discrimination. If you are a registered or beneficial shareholder, consenting to receive all future annual meeting materials electronically is simple and fast! Enroll today at https://enroll.icsdelivery.com/tgt for secure online access to your proxy materials. NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting. Mark here if you would like your voting instructions to be confidential pursuant to the Target Corporation policy on confidential voting described in the 2025 Proxy Statement. Yes No 1a. David P. Abney 1b. Douglas M. Baker, Jr. 1c. George S. Barrett 1d. Gail K. Boudreaux 1e. Brian C. Cornell 1f. Robert L. Edwards 1g.
Donald R. Knauss 1h. Christine A. Leahy 1i. Monica C. Lozano 1j. Grace Puma 1k. Derica W. Rice 1l. Dmitri L. Stockton SCAN TO VIEW MATERIALS & VOTE TARGET CORPORATION 1000 NICOLLET MALL TPN-1220 MINNEAPOLIS, MN 55403 VOTE BY INTERNET Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card. ELECTRONIC
DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Target Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

V71822-P28500 Target Corporation 2025 Annual Meeting of Shareholders Wednesday, June 11, 2025 12:00 p.m. Central Daylight Time virtualshareholdermeeting.com/TGT2025 IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MUST FOLLOW THE REQUIREMENTS FOR ADMISSION DESCRIBED IN THE PROXY STATEMENT. Registered Shareholders can access their Target Corporation accounts online via: www.shareowneronline.com For Shareholder Information Call 1-800-794-9871 Monday - Friday between 7 a.m. - 7 p.m. Central Daylight Time Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 11, 2025: The Proxy Statement and Annual Report are available at www.proxyvote.com. Proxy Solicited on Behalf of the Board of Directors for the June 11, 2025 Annual Meeting of Shareholders Vote by Internet, Telephone, or Mail 24 Hours a Day, 7 Days a Week Internet and telephone voting deadlines are: • 11:59 p.m. Eastern Daylight Time on June 10, 2025 for all shareholders except participants whose shares are held in the Target Corporation 401(k) Plan (the Plan), and • 6:00 a.m. Eastern Daylight Time on June 9, 2025 for participants whose shares are held in the Plan. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card. Brian C. Cornell, Jim Lee, and Amy Tu, and each of them, are hereby appointed proxies, with power of substitution to each, to represent and to vote as designated on the reverse side of this proxy card, all shares of capital stock of Target Corporation, a Minnesota corporation, held by the undersigned on April 14, 2025, the record date for the Annual Meeting of Shareholders to be held on June 11, 2025, and at any adjournment or postponement of the meeting. This proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, and "AGAINST" Item 4. In addition, this proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone or unless you sign this card on the reverse side and return it. The following information applies only to participants whose shares are held in the Plan: • This proxy card or your response by Internet or telephone as described on the reverse side will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974. • Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, and "AGAINST" Item 4. • Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 9, 2025, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 9, 2025, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.